UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-02405
Name of Fund:
BlackRock Balanced Fund, Inc. (formerly BlackRock Sustainable Balanced Fund, Inc.)
Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Balanced Fund, Inc. (formerly BlackRock Sustainable Balanced Fund, Inc.), 50 Hudson Yards, New York, NY 10001
Registrant's telephone number, including area code:
(800) 441-7762
Date of fiscal year end:
05/31/2025
Date of reporting period:
05/31/2025
Item 1 — Reports to Stockholders
(a) The Reports to Shareholders are attached herewith

BlackRock Balanced Fund, Inc.
Institutional Shares | MACPX
Annual Shareholder Report — May 31, 2025

This annual shareholder report contains important information about BlackRock Balanced Fund, Inc. (the “Fund”) (formerly known as BlackRock Sustainable Balanced Fund, Inc.) for the period of June 1, 2024 to May 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$56	0.53%
How did the Fund perform last year?
  For the reporting period ended May 31, 2025, the Fund's Institutional Shares returned 10.00%.
  For the same period, the Fund’s benchmark, the MSCI All Country World Index, returned 13.65% and the Bloomberg U.S. Aggregate Bond Index returned 5.46%.
What contributed to performance?
Asset allocation contributed to performance, as did security selection in both equities and fixed income. The largest contribution came from the equity security selection strategy. Sentiment measures, which correctly captured evolving market trends, drove the gains. Insights that evaluate trends across conference call text to evaluate manager sentiment were top contributors, as were consumer-intent-related sentiment measures that evaluate product ranking trends. With respect to asset allocation, having an overweight position in equities for the majority of the period helped results. The Fund’s cash position had no material impact on performance.
What detracted from performance?
Currency positioning in the asset allocation strategy detracted from absolute returns. The Fund was positioned long in the euro versus a short in the U.S. dollar in mid-2024, which hurt results given the dollar’s strength in that time frame. A long in the Australian dollar versus a short in the U.S. dollar also detracted. In addition, certain fundamental measures in equity security selection detracted. Specifically, insights with a preference for attractively priced securities declined at a time in which value stocks underperformed.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2015 through May 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Institutional Shares	10.00%	9.60%	8.49%
MSCI All Country World Index	13.65	13.37	9.25
Bloomberg U.S. Aggregate Bond Index	5.46	(0.90)	1.49
60% MSCI All Country World Index/40% Bloomberg U.S. Aggregate Bond Index	10.41	7.63	6.32
Key Fund statistics
Net Assets	$1,641,101,927
Number of Portfolio Holdings	1,194
Net Investment Advisory Fees	$6,659,425
Portfolio Turnover Rate	101%
The Fund’s returns shown prior to April 8, 2022, are the returns of the Fund when it followed different investment strategies and investment processes under the name BlackRock Balanced Capital Fund, Inc.
The Fund's returns shown prior to March 3, 2025, are the returns of the Fund when it followed different investment strategies under the name BlackRock Sustainable Balanced Fund, Inc.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2025)
Portfolio composition
Investment Type	Percent of Total Investments(a)
Common Stocks	60.6%
Corporate Bonds	20.1%
U.S. Treasury Obligations	10.9%
U.S. Government Sponsored Agency Securities	7.9%
Investment Companies	0.3%
Preferred Securities	0.1%
Foreign Government Obligations	0.1%
Rights	—%
Ten largest holdings
Security(a)	Percent of Net Assets
Apple Inc.	2.5%
Microsoft Corp.	2.5%
NVIDIA Corp.	2.4%
U.S. Treasury Notes, 0.25%, 09/30/25	2.1%
Amazon.com, Inc.	1.7%
U.S. Treasury Bonds, 2.25%, 02/15/52	1.1%
U.S. Treasury Notes, 2.38%, 05/15/29	0.9%
U.S. Treasury Notes, 1.88%, 02/28/29	0.9%
U.S. Treasury Notes, 1.88%, 02/15/32	0.9%
Meta Platforms, Inc., Class A	0.9%
(a)	Excludes short-term securities.
Material fund changes
This is a summary of certain changes to the Fund since May 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after May 31, 2025 at blackrock.com/fundreports or upon request by contacting us at (800) 441-7762.
On November 19, 2024, the Fund’s Board approved a change in the name of the Fund to BlackRock Balanced Fund, Inc. and changes to the Fund's investment strategy and process. The changes to the Fund's investment strategy and process removed requirements that the Fund seek to maintain certain ESG characteristics and utilize ESG screening criteria to determine eligible investments. These changes became effective on March 3, 2025.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by Bloomberg Index Services Limited, MSCI, Inc., and their respective affiliates, nor do these companies make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the companies listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Balanced Fund, Inc.
Institutional Shares | MACPX
Annual Shareholder Report — May 31, 2025
MACPX-05/25-AR

BlackRock Balanced Fund, Inc.
Investor A Shares | MDCPX
Annual Shareholder Report — May 31, 2025

This annual shareholder report contains important information about BlackRock Balanced Fund, Inc. (the “Fund”) (formerly known as BlackRock Sustainable Balanced Fund, Inc.) for the period of June 1, 2024 to May 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor A Shares	$81	0.77%
How did the Fund perform last year?
  For the reporting period ended May 31, 2025, the Fund's Investor A Shares returned 9.71%.
  For the same period, the Fund’s benchmark, the MSCI All Country World Index, returned 13.65% and the Bloomberg U.S. Aggregate Bond Index returned 5.46%.
What contributed to performance?
Asset allocation contributed to performance, as did security selection in both equities and fixed income. The largest contribution came from the equity security selection strategy. Sentiment measures, which correctly captured evolving market trends, drove the gains. Insights that evaluate trends across conference call text to evaluate manager sentiment were top contributors, as were consumer-intent-related sentiment measures that evaluate product ranking trends. With respect to asset allocation, having an overweight position in equities for the majority of the period helped results. The Fund’s cash position had no material impact on performance.
What detracted from performance?
Currency positioning in the asset allocation strategy detracted from absolute returns. The Fund was positioned long in the euro versus a short in the U.S. dollar in mid-2024, which hurt results given the dollar’s strength in that time frame. A long in the Australian dollar versus a short in the U.S. dollar also detracted. In addition, certain fundamental measures in equity security selection detracted. Specifically, insights with a preference for attractively priced securities declined at a time in which value stocks underperformed.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2015 through May 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Investor A Shares	9.71%	9.32%	8.20%
Investor A Shares (with sales charge)	3.95	8.15	7.62
MSCI All Country World Index	13.65	13.37	9.25
Bloomberg U.S. Aggregate Bond Index	5.46	(0.90)	1.49
60% MSCI All Country World Index/40% Bloomberg U.S. Aggregate Bond Index	10.41	7.63	6.32
Key Fund statistics
Net Assets	$1,641,101,927
Number of Portfolio Holdings	1,194
Net Investment Advisory Fees	$6,659,425
Portfolio Turnover Rate	101%
Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for service fees.
The Fund’s returns shown prior to April 8, 2022, are the returns of the Fund when it followed different investment strategies and investment processes under the name BlackRock Balanced Capital Fund, Inc.
The Fund's returns shown prior to March 3, 2025, are the returns of the Fund when it followed different investment strategies under the name BlackRock Sustainable Balanced Fund, Inc.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2025)
Portfolio composition
Investment Type	Percent of Total Investments(a)
Common Stocks	60.6%
Corporate Bonds	20.1%
U.S. Treasury Obligations	10.9%
U.S. Government Sponsored Agency Securities	7.9%
Investment Companies	0.3%
Preferred Securities	0.1%
Foreign Government Obligations	0.1%
Rights	—%
Ten largest holdings
Security(a)	Percent of Net Assets
Apple Inc.	2.5%
Microsoft Corp.	2.5%
NVIDIA Corp.	2.4%
U.S. Treasury Notes, 0.25%, 09/30/25	2.1%
Amazon.com, Inc.	1.7%
U.S. Treasury Bonds, 2.25%, 02/15/52	1.1%
U.S. Treasury Notes, 2.38%, 05/15/29	0.9%
U.S. Treasury Notes, 1.88%, 02/28/29	0.9%
U.S. Treasury Notes, 1.88%, 02/15/32	0.9%
Meta Platforms, Inc., Class A	0.9%
(a)	Excludes short-term securities.
Material fund changes
This is a summary of certain changes to the Fund since May 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after May 31, 2025 at blackrock.com/fundreports or upon request by contacting us at (800) 441-7762.
On November 19, 2024, the Fund’s Board approved a change in the name of the Fund to BlackRock Balanced Fund, Inc. and changes to the Fund's investment strategy and process. The changes to the Fund's investment strategy and process removed requirements that the Fund seek to maintain certain ESG characteristics and utilize ESG screening criteria to determine eligible investments. These changes became effective on March 3, 2025.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by Bloomberg Index Services Limited, MSCI, Inc., and their respective affiliates, nor do these companies make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the companies listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Balanced Fund, Inc.
Investor A Shares | MDCPX
Annual Shareholder Report — May 31, 2025
MDCPX-05/25-AR

BlackRock Balanced Fund, Inc.
Investor C Shares | MCCPX
Annual Shareholder Report — May 31, 2025

This annual shareholder report contains important information about BlackRock Balanced Fund, Inc. (the “Fund”) (formerly known as BlackRock Sustainable Balanced Fund, Inc.) for the period of June 1, 2024 to May 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor C Shares	$162	1.55%
How did the Fund perform last year?
  For the reporting period ended May 31, 2025, the Fund's Investor C Shares returned 8.85%.
  For the same period, the Fund’s benchmark, the MSCI All Country World Index, returned 13.65% and the Bloomberg U.S. Aggregate Bond Index returned 5.46%.
What contributed to performance?
Asset allocation contributed to performance, as did security selection in both equities and fixed income. The largest contribution came from the equity security selection strategy. Sentiment measures, which correctly captured evolving market trends, drove the gains. Insights that evaluate trends across conference call text to evaluate manager sentiment were top contributors, as were consumer-intent-related sentiment measures that evaluate product ranking trends. With respect to asset allocation, having an overweight position in equities for the majority of the period helped results. The Fund’s cash position had no material impact on performance.
What detracted from performance?
Currency positioning in the asset allocation strategy detracted from absolute returns. The Fund was positioned long in the euro versus a short in the U.S. dollar in mid-2024, which hurt results given the dollar’s strength in that time frame. A long in the Australian dollar versus a short in the U.S. dollar also detracted. In addition, certain fundamental measures in equity security selection detracted. Specifically, insights with a preference for attractively priced securities declined at a time in which value stocks underperformed.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2015 through May 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Investor C Shares	8.85%	8.48%	7.54%
Investor C Shares (with sales charge)	7.85	8.48	7.54
MSCI All Country World Index	13.65	13.37	9.25
Bloomberg U.S. Aggregate Bond Index	5.46	(0.90)	1.49
60% MSCI All Country World Index/40% Bloomberg U.S. Aggregate Bond Index	10.41	7.63	6.32
Key Fund statistics
Net Assets	$1,641,101,927
Number of Portfolio Holdings	1,194
Net Investment Advisory Fees	$6,659,425
Portfolio Turnover Rate	101%
Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees.
The Fund’s returns shown prior to April 8, 2022, are the returns of the Fund when it followed different investment strategies and investment processes under the name BlackRock Balanced Capital Fund, Inc.
The Fund's returns shown prior to March 3, 2025, are the returns of the Fund when it followed different investment strategies under the name BlackRock Sustainable Balanced Fund, Inc.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2025)
Portfolio composition
Investment Type	Percent of Total Investments(a)
Common Stocks	60.6%
Corporate Bonds	20.1%
U.S. Treasury Obligations	10.9%
U.S. Government Sponsored Agency Securities	7.9%
Investment Companies	0.3%
Preferred Securities	0.1%
Foreign Government Obligations	0.1%
Rights	—%
Ten largest holdings
Security(a)	Percent of Net Assets
Apple Inc.	2.5%
Microsoft Corp.	2.5%
NVIDIA Corp.	2.4%
U.S. Treasury Notes, 0.25%, 09/30/25	2.1%
Amazon.com, Inc.	1.7%
U.S. Treasury Bonds, 2.25%, 02/15/52	1.1%
U.S. Treasury Notes, 2.38%, 05/15/29	0.9%
U.S. Treasury Notes, 1.88%, 02/28/29	0.9%
U.S. Treasury Notes, 1.88%, 02/15/32	0.9%
Meta Platforms, Inc., Class A	0.9%
(a)	Excludes short-term securities.
Material fund changes
This is a summary of certain changes to the Fund since May 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after May 31, 2025 at blackrock.com/fundreports or upon request by contacting us at (800) 441-7762.
On November 19, 2024, the Fund’s Board approved a change in the name of the Fund to BlackRock Balanced Fund, Inc. and changes to the Fund's investment strategy and process. The changes to the Fund's investment strategy and process removed requirements that the Fund seek to maintain certain ESG characteristics and utilize ESG screening criteria to determine eligible investments. These changes became effective on March 3, 2025.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by Bloomberg Index Services Limited, MSCI, Inc., and their respective affiliates, nor do these companies make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the companies listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Balanced Fund, Inc.
Investor C Shares | MCCPX
Annual Shareholder Report — May 31, 2025
MCCPX-05/25-AR

BlackRock Balanced Fund, Inc.
Class K Shares | MKCPX
Annual Shareholder Report — May 31, 2025

This annual shareholder report contains important information about BlackRock Balanced Fund, Inc. (the “Fund”) (formerly known as BlackRock Sustainable Balanced Fund, Inc.) for the period of June 1, 2024 to May 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K Shares	$48	0.46%
How did the Fund perform last year?
  For the reporting period ended May 31, 2025, the Fund's Class K Shares returned 10.07%.
  For the same period, the Fund’s benchmark, the MSCI All Country World Index, returned 13.65% and the Bloomberg U.S. Aggregate Bond Index returned 5.46%.
What contributed to performance?
Asset allocation contributed to performance, as did security selection in both equities and fixed income. The largest contribution came from the equity security selection strategy. Sentiment measures, which correctly captured evolving market trends, drove the gains. Insights that evaluate trends across conference call text to evaluate manager sentiment were top contributors, as were consumer-intent-related sentiment measures that evaluate product ranking trends. With respect to asset allocation, having an overweight position in equities for the majority of the period helped results. The Fund’s cash position had no material impact on performance.
What detracted from performance?
Currency positioning in the asset allocation strategy detracted from absolute returns. The Fund was positioned long in the euro versus a short in the U.S. dollar in mid-2024, which hurt results given the dollar’s strength in that time frame. A long in the Australian dollar versus a short in the U.S. dollar also detracted. In addition, certain fundamental measures in equity security selection detracted. Specifically, insights with a preference for attractively priced securities declined at a time in which value stocks underperformed.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2015 through May 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Class K Shares	10.07%	9.66%	8.54%
MSCI All Country World Index	13.65	13.37	9.25
Bloomberg U.S. Aggregate Bond Index	5.46	(0.90)	1.49
60% MSCI All Country World Index/40% Bloomberg U.S. Aggregate Bond Index	10.41	7.63	6.32
Key Fund statistics
Net Assets	$1,641,101,927
Number of Portfolio Holdings	1,194
Net Investment Advisory Fees	$6,659,425
Portfolio Turnover Rate	101%
The Fund’s returns shown prior to April 8, 2022, are the returns of the Fund when it followed different investment strategies and investment processes under the name BlackRock Balanced Capital Fund, Inc.
The Fund's returns shown prior to March 3, 2025, are the returns of the Fund when it followed different investment strategies under the name BlackRock Sustainable Balanced Fund, Inc.
Performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2025)
Portfolio composition
Investment Type	Percent of Total Investments(a)
Common Stocks	60.6%
Corporate Bonds	20.1%
U.S. Treasury Obligations	10.9%
U.S. Government Sponsored Agency Securities	7.9%
Investment Companies	0.3%
Preferred Securities	0.1%
Foreign Government Obligations	0.1%
Rights	—%
Ten largest holdings
Security(a)	Percent of Net Assets
Apple Inc.	2.5%
Microsoft Corp.	2.5%
NVIDIA Corp.	2.4%
U.S. Treasury Notes, 0.25%, 09/30/25	2.1%
Amazon.com, Inc.	1.7%
U.S. Treasury Bonds, 2.25%, 02/15/52	1.1%
U.S. Treasury Notes, 2.38%, 05/15/29	0.9%
U.S. Treasury Notes, 1.88%, 02/28/29	0.9%
U.S. Treasury Notes, 1.88%, 02/15/32	0.9%
Meta Platforms, Inc., Class A	0.9%
(a)	Excludes short-term securities.
Material fund changes
This is a summary of certain changes to the Fund since May 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after May 31, 2025 at blackrock.com/fundreports or upon request by contacting us at (800) 441-7762.
On November 19, 2024, the Fund’s Board approved a change in the name of the Fund to BlackRock Balanced Fund, Inc. and changes to the Fund's investment strategy and process. The changes to the Fund's investment strategy and process removed requirements that the Fund seek to maintain certain ESG characteristics and utilize ESG screening criteria to determine eligible investments. These changes became effective on March 3, 2025.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by Bloomberg Index Services Limited, MSCI, Inc., and their respective affiliates, nor do these companies make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the companies listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Balanced Fund, Inc.
Class K Shares | MKCPX
Annual Shareholder Report — May 31, 2025
MKCPX-05/25-AR

BlackRock Balanced Fund, Inc.
Class R Shares | MRBPX
Annual Shareholder Report — May 31, 2025

This annual shareholder report contains important information about BlackRock Balanced Fund, Inc. (the “Fund”) (formerly known as BlackRock Sustainable Balanced Fund, Inc.) for the period of June 1, 2024 to May 31, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R Shares	$121	1.16%
How did the Fund perform last year?
  For the reporting period ended May 31, 2025, the Fund's Class R Shares returned 9.30%.
  For the same period, the Fund’s benchmark, the MSCI All Country World Index, returned 13.65% and the Bloomberg U.S. Aggregate Bond Index returned 5.46%.
What contributed to performance?
Asset allocation contributed to performance, as did security selection in both equities and fixed income. The largest contribution came from the equity security selection strategy. Sentiment measures, which correctly captured evolving market trends, drove the gains. Insights that evaluate trends across conference call text to evaluate manager sentiment were top contributors, as were consumer-intent-related sentiment measures that evaluate product ranking trends. With respect to asset allocation, having an overweight position in equities for the majority of the period helped results. The Fund’s cash position had no material impact on performance.
What detracted from performance?
Currency positioning in the asset allocation strategy detracted from absolute returns. The Fund was positioned long in the euro versus a short in the U.S. dollar in mid-2024, which hurt results given the dollar’s strength in that time frame. A long in the Australian dollar versus a short in the U.S. dollar also detracted. In addition, certain fundamental measures in equity security selection detracted. Specifically, insights with a preference for attractively priced securities declined at a time in which value stocks underperformed.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: June 1, 2015 through May 31, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Class R Shares	9.30%	8.89%	7.80%
MSCI All Country World Index	13.65	13.37	9.25
Bloomberg U.S. Aggregate Bond Index	5.46	(0.90)	1.49
60% MSCI All Country World Index/40% Bloomberg U.S. Aggregate Bond Index	10.41	7.63	6.32
Key Fund statistics
Net Assets	$1,641,101,927
Number of Portfolio Holdings	1,194
Net Investment Advisory Fees	$6,659,425
Portfolio Turnover Rate	101%
Average annual total returns reflect reductions for distribution and service fees.
The Fund’s returns shown prior to April 8, 2022, are the returns of the Fund when it followed different investment strategies and investment processes under the name BlackRock Balanced Capital Fund, Inc.
The Fund's returns shown prior to March 3, 2025, are the returns of the Fund when it followed different investment strategies under the name BlackRock Sustainable Balanced Fund, Inc.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of May 31, 2025)
Portfolio composition
Investment Type	Percent of Total Investments(a)
Common Stocks	60.6%
Corporate Bonds	20.1%
U.S. Treasury Obligations	10.9%
U.S. Government Sponsored Agency Securities	7.9%
Investment Companies	0.3%
Preferred Securities	0.1%
Foreign Government Obligations	0.1%
Rights	—%
Ten largest holdings
Security(a)	Percent of Net Assets
Apple Inc.	2.5%
Microsoft Corp.	2.5%
NVIDIA Corp.	2.4%
U.S. Treasury Notes, 0.25%, 09/30/25	2.1%
Amazon.com, Inc.	1.7%
U.S. Treasury Bonds, 2.25%, 02/15/52	1.1%
U.S. Treasury Notes, 2.38%, 05/15/29	0.9%
U.S. Treasury Notes, 1.88%, 02/28/29	0.9%
U.S. Treasury Notes, 1.88%, 02/15/32	0.9%
Meta Platforms, Inc., Class A	0.9%
(a)	Excludes short-term securities.
Material fund changes
This is a summary of certain changes to the Fund since May 31, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after May 31, 2025 at blackrock.com/fundreports or upon request by contacting us at (800) 441-7762.
On November 19, 2024, the Fund’s Board approved a change in the name of the Fund to BlackRock Balanced Fund, Inc. and changes to the Fund's investment strategy and process. The changes to the Fund's investment strategy and process removed requirements that the Fund seek to maintain certain ESG characteristics and utilize ESG screening criteria to determine eligible investments. These changes became effective on March 3, 2025.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by Bloomberg Index Services Limited, MSCI, Inc., and their respective affiliates, nor do these companies make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the companies listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Balanced Fund, Inc.
Class R Shares | MRBPX
Annual Shareholder Report — May 31, 2025
MRBPX-05/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Experts – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Fund, Inc. (formerly BlackRock Sustainable Balanced Fund, Inc.)	$23,985	$22,875	$0	$0	$24,000	$23,968	$388	$407

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with

BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Fund, Inc. (formerly BlackRock Sustainable Balanced Fund, Inc.)	$24,388	$24,375

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Financial Statement and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are attached herewith.

MAY 31, 2025

2025 Annual Financial Statements and Additional Information

BlackRock Balanced Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	3

Schedule of Investments May 31, 2025	BlackRock Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
BAE Systems PLC	296,395	$7,599,531
Curtiss-Wright Corp.	5,199	2,288,132
Kongsberg Gruppen ASA	2,116	372,670
Lockheed Martin Corp.	1,322	637,706
Northrop Grumman Corp.	3,728	1,807,223
Rolls-Royce Holdings PLC	28,327	329,641
RTX Corp.	8,081	1,102,895
Safran SA	401	118,599

		14,256,397

Air Freight & Logistics — 0.5%
CJ Logistics Corp.	8,478	493,351
FedEx Corp.	31,296	6,825,657
Hyundai Glovis Co. Ltd.	946	77,631
United Parcel Service, Inc., Class B	9,518	928,386

		8,325,025

Automobile Components — 0.4%
BorgWarner, Inc.	180,281	5,965,498
Denso Corp.	16,700	225,464
HL Mando Co. Ltd.	330	8,045

		6,199,007

Automobiles — 0.8%
BYD Co. Ltd., Class A	26,200	1,273,569
BYD Co. Ltd., Class H	4,500	223,641
Geely Automobile Holdings Ltd.	562,000	1,252,596
Kia Corp.	267	17,268
Tesla, Inc.(a)	27,983	9,694,990

		12,462,064

Banks — 4.5%
Banco Santander SA	75,000	598,324
Bank Central Asia Tbk PT	1,871,300	1,079,539
Bank Hapoalim BM	12,838	215,375
Bank Leumi Le-Israel BM	1,754	28,307
Bank Mandiri Persero Tbk PT	294,800	95,781
Bank Negara Indonesia Persero Tbk PT	144,900	39,964
Bank of America Corp.	247,210	10,909,377
Bank Polska Kasa Opieki SA	7,345	362,077
Bank Rakyat Indonesia Persero Tbk PT	2,999,400	816,086
BAWAG Group AG(b)	350	43,607
BNP Paribas SA	17,081	1,495,860
Citigroup, Inc.	45,130	3,399,192
Citizens Financial Group, Inc.	3,921	158,212
Commonwealth Bank of Australia	25,169	2,855,898
Credit Agricole SA	112,449	2,058,849
CTBC Financial Holding Co. Ltd.	79,000	106,644
DBS Group Holdings Ltd.	191,700	6,614,126
E.Sun Financial Holding Co. Ltd.	155,545	153,839
First Financial Holding Co. Ltd.	39,253	35,235
Fukuoka Financial Group, Inc.	2,400	65,805
Grupo Cibest SA	6,422	76,384
Grupo Financiero Banorte SAB de CV, Class O	20,707	183,647
Huntington Bancshares, Inc.	38,877	607,648
Intesa Sanpaolo SpA	337,752	1,885,578
Japan Post Bank Co. Ltd.	235,400	2,538,697
JPMorgan Chase & Co.	27,536	7,269,504
KakaoBank Corp.	4,302	73,137
KB Financial Group, Inc.	4,247	319,561
Mitsubishi UFJ Financial Group, Inc.	404,600	5,659,671
Mizuho Financial Group, Inc.	255,400	7,102,231
NatWest Group PLC	81,049	575,517

Security	Shares	Value

Banks (continued)
PNC Financial Services Group, Inc. (The)	46,595	$8,098,677
Resona Holdings, Inc.	21,100	187,011
Royal Bank of Canada	1,196	151,588
Shanghai Commercial & Savings Bank Ltd. (The)	99	153
Standard Chartered PLC	42,815	667,968
Sumitomo Mitsui Financial Group, Inc.	144,700	3,717,479
Swedbank AB, A Shares	1,057	28,621
Truist Financial Corp.	17,469	690,026
U.S. Bancorp	80,892	3,526,082

		74,491,277

Beverages — 0.3%
Ambev SA	665,050	1,624,399
Coca-Cola Femsa SAB de CV	14,367	135,833
PepsiCo, Inc.	9,999	1,314,368
Wuliangye Yibin Co. Ltd., Class A	130,300	2,274,610

		5,349,210

Biotechnology — 0.9%
3SBio, Inc.(b)	176,500	424,166
AbbVie, Inc.	23,002	4,280,902
Alkermes PLC(a)	5,467	167,345
Amgen, Inc.	4,759	1,371,449
BeOne Medicines Ltd.(a)	6,600	125,875
BioMarin Pharmaceutical, Inc.(a)	8,548	496,382
Blueprint Medicines Corp.(a)	1,736	175,944
CSL Ltd.	2,726	434,988
Genmab A/S(a)	3,141	662,624
Gilead Sciences, Inc.	19,013	2,092,951
Hugel, Inc.(a)	1,749	419,523
Incyte Corp.(a)	9,447	614,622
Innovent Biologics, Inc.(a)(b)	55,000	433,984
Natera, Inc.(a)	4,086	644,485
Neurocrine Biosciences, Inc.(a)	3,902	480,024
PharmaResearch Co. Ltd.	250	81,529
Regeneron Pharmaceuticals, Inc.	853	418,209
Seegene, Inc.	2,268	55,059
United Therapeutics Corp.(a)	341	108,728
Vertex Pharmaceuticals, Inc.(a)	1,896	838,127
Zai Lab Ltd.(a)	50,800	154,686

		14,481,602

Broadline Retail — 2.1%
Alibaba Group Holding Ltd.	275,900	3,928,212
Amazon.com, Inc.(a)	132,690	27,202,777
Coupang, Inc., Class A(a)	26,041	730,450
Etsy, Inc.(a)	8,145	450,826
J Front Retailing Co. Ltd.	9,500	133,049
JD.com, Inc., Class A	69,100	1,118,254
MercadoLibre, Inc.(a)	160	410,126
Poya International Co. Ltd.	4,000	66,814
Prosus NV, Class N	5,550	285,094
Rakuten Group, Inc.(a)	7,800	42,930
Wesfarmers Ltd.	436	23,329

		34,391,861

Building Products — 0.1%
Assa Abloy AB, Class B	2,742	87,033
Johnson Controls International PLC	6,153	623,729
Trane Technologies PLC	2,821	1,213,792

		1,924,554

Capital Markets — 2.5%
Ameriprise Financial, Inc.	805	409,938
Amundi SA(b)	984	80,337

4	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) May 31, 2025	BlackRock Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
B3 SA - Brasil Bolsa Balcao	615,760	$1,494,318
Cboe Global Markets, Inc.	216	49,490
Charles Schwab Corp. (The)	70,978	6,270,197
CME Group, Inc., Class A	1,352	390,728
Daiwa Securities Group, Inc.	238,200	1,611,272
Huatai Securities Co. Ltd., Class A	1,283,400	2,971,976
IG Group Holdings PLC	2,965	44,851
Intercontinental Exchange, Inc.	7,789	1,400,462
Invesco Ltd.	46,514	672,592
Macquarie Group Ltd.	1,977	272,728
Moody’s Corp.	16,011	7,674,393
Morgan Stanley	72,356	9,263,739
MSCI, Inc., Class A	373	210,379
Nomura Holdings, Inc.	41,700	254,823
S&P Global, Inc.	16,566	8,496,039
Stifel Financial Corp.	193	18,184

		41,586,446

Chemicals — 0.7%
Asahi Kasei Corp.	91,700	644,368
DSM-Firmenich AG	17,566	1,955,430
DuPont de Nemours, Inc.	39,436	2,634,325
Ecolab, Inc.	262	69,592
Givaudan SA, Registered Shares	692	3,480,132
Hyosung TNC Corp.	141	24,810
Johnson Matthey PLC	1,862	43,197
KCC Corp.	855	190,245
LG Chem Ltd.	7,715	1,100,856
Orica Ltd.	6,700	81,165
Shin-Etsu Chemical Co. Ltd.	7,800	249,055
Sumitomo Chemical Co. Ltd.	203,200	487,263
Yara International ASA	624	22,387
Zhejiang NHU Co. Ltd., Class A	44,900	136,472

		11,119,297

Commercial Services & Supplies — 0.1%
Dai Nippon Printing Co. Ltd.	5,100	75,209
GFL Environmental, Inc.	2,033	102,750
Secom Co. Ltd.	1,300	47,338
Waste Management, Inc.	3,726	897,854

		1,123,151

Communications Equipment — 0.6%
Accton Technology Corp.	9,000	219,615
Arcadyan Technology Corp.	23,000	162,461
Motorola Solutions, Inc.	12,820	5,325,172
Nokia Oyj	292,854	1,524,100
Sercomm Corp.	22,000	70,645
Telefonaktiebolaget LM Ericsson, B Shares	365,903	3,114,774
WNC Corp.	12,000	48,662

		10,465,429

Construction & Engineering — 1.0%
ACS Actividades de Construccion y Servicios SA	8,188	537,839
AECOM	36,103	3,965,915
Eiffage SA	11,794	1,622,215
EMCOR Group, Inc.	1,321	623,327
HDC Hyundai Development Co-Engineering & Construction, Class E	3,726	63,059
Hyundai Engineering & Construction Co. Ltd.	5,224	241,436
MasTec, Inc.(a)	17,921	2,794,422
Obayashi Corp.	80,200	1,210,090
Samsung E & A Co. Ltd.	22,455	353,327
Shimizu Corp.	19,500	214,390
Skanska AB, B Shares	10,756	255,889

Security	Shares	Value

Construction & Engineering (continued)
Stantec, Inc.	32,764	$3,370,346
Sunway Construction Group Bhd	13,900	19,246
Worley Ltd.	132,932	1,115,623

		16,387,124

Construction Materials — 0.0%
GCC SAB de CV	1,854	17,301
James Hardie Industries PLC(a)	2,989	68,768

		86,069

Consumer Finance — 0.6%
American Express Co.	32,232	9,477,820
Synchrony Financial	8,719	502,650

		9,980,470

Consumer Staples Distribution & Retail — 1.3%
Costco Wholesale Corp.	6,632	6,898,474
Dino Polska SA(a)(b)	760	111,552
E-MART, Inc.	410	27,082
Empire Co. Ltd., Class A, NVS	5,442	210,050
George Weston Ltd.	884	177,979
J Sainsbury PLC	14,559	55,994
Koninklijke Ahold Delhaize NV	13,157	555,278
Loblaw Cos. Ltd.	2,041	344,338
Marks & Spencer Group PLC	9,616	48,539
Sprouts Farmers Market, Inc.(a)	260	44,944
Tesco PLC	813,974	4,259,225
Walmart, Inc.	81,323	8,028,207

		20,761,662

Containers & Packaging — 0.1%
Crown Holdings, Inc.	22,223	2,188,966

Diversified REITs — 0.0%
British Land Co. PLC (The)	11,827	62,309

Diversified Telecommunication Services — 0.9%
AT&T Inc.	21,868	607,930
Deutsche Telekom AG, Registered Shares	227,930	8,631,353
Nippon Telegraph & Telephone Corp.	203,300	226,353
Orange SA	11,324	169,015
Singapore Telecommunications Ltd.	108,800	321,216
Telefonica Brasil SA	98,720	492,953
Telkom Indonesia Persero Tbk PT	956,000	165,265
Verizon Communications, Inc.	96,363	4,236,118

		14,850,203

Electric Utilities — 0.6%
Chubu Electric Power Co., Inc.	5,000	61,246
CLP Holdings Ltd.	28,000	237,115
Duke Energy Corp.	19,153	2,254,691
Edison International	27,591	1,535,439
Enel SpA	435,671	4,004,692
Energisa SA	10,182	84,970
Entergy Corp.	22,571	1,879,713
Kansai Electric Power Co., Inc. (The)	4,700	53,327
Korea Electric Power Corp.	2,484	54,326
Kyushu Electric Power Co., Inc.	10,200	87,602

		10,253,121

Electrical Equipment — 1.3%
ABB Ltd., Registered Shares	145,811	8,259,857
AMETEK, Inc.	40,325	7,207,691
Bizlink Holding, Inc.	51,000	1,070,754
CS Wind Corp.	3,656	130,564
LS Corp.	612	70,468
Schneider Electric SE	12,580	3,174,082

S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) May 31, 2025	BlackRock Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Siemens Energy AG(a)	6,878	$672,156
Vestas Wind Systems A/S	16,036	253,614

		20,839,186

Electronic Equipment, Instruments & Components — 0.4%
Chroma ATE, Inc.	138,000	1,521,815
Delta Electronics, Inc.	30,000	368,652
Flex Ltd.(a)	863	36,505
Keyence Corp.	800	334,856
Keysight Technologies, Inc.(a)	926	145,419
Lotes Co. Ltd.	5,000	213,527
Murata Manufacturing Co. Ltd.	87,000	1,262,269
Primax Electronics Ltd.	174,000	449,265
Sinbon Electronics Co. Ltd.	8,000	61,306
TE Connectivity PLC	17,186	2,750,963
Zebra Technologies Corp., Class A(a)	142	41,147

		7,185,724

Energy Equipment & Services — 0.2%
Halliburton Co.	1,102	21,588
TechnipFMC PLC	81,567	2,540,812

		2,562,400

Entertainment — 0.5%
NCSoft Corp.	327	36,087
NetEase, Inc.	3,200	77,370
Netflix, Inc.(a)	4,616	5,572,574
ROBLOX Corp., Class A(a)	20,749	1,804,748
Sea Ltd., Class A, ADR(a)	2,674	428,829
Spotify Technology SA(a)	196	130,368
Walt Disney Co. (The)	1,326	149,891

		8,199,867

Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B(a)	5,221	2,631,175
Block, Inc., Class A(a)	4,869	300,661
Essent Group Ltd.	1,098	63,684
FirstRand Ltd.	18,756	77,802
Mastercard, Inc., Class A	3,838	2,247,533
ORIX Corp.	90,300	1,913,624
Pagseguro Digital Ltd., Class A	3,991	35,560
Remitly Global, Inc.(a)(c)	18,025	385,014
Visa, Inc., Class A	19,717	7,200,451

		14,855,504

Food Products — 0.8%
AVI Ltd.	27,839	146,220
BRF SA	66,904	238,396
China Mengniu Dairy Co. Ltd.	379,000	846,860
Danone SA	73,314	6,268,150
Ingredion, Inc.	3,140	436,837
JBS SA	6,431	45,088
Marfrig Global Foods SA	85,096	375,973
Minerva SA(a)	62,990	55,396
Tingyi Cayman Islands Holding Corp.	66,000	108,006
Tyson Foods, Inc., Class A	58,828	3,303,780
Uni-President China Holdings Ltd.	19,000	24,716
WH Group Ltd.(b)	570,000	524,262

		12,373,684

Gas Utilities — 0.0%
ENN Energy Holdings Ltd.	15,200	120,521

Security	Shares	Value

Ground Transportation — 0.2%
Canadian National Railway Co.	3,993	$419,740
Uber Technologies, Inc.(a)	44,200	3,719,872

		4,139,612

Health Care Equipment & Supplies — 0.6%
Boston Scientific Corp.(a)	44,769	4,712,385
Medtronic PLC	63,533	5,271,968
ResMed, Inc.	1,930	472,445
Siemens Healthineers AG(b)	1,392	73,675

		10,530,473

Health Care Providers & Services — 0.7%
Cardinal Health, Inc.	2,065	318,919
Centene Corp.(a)	31,008	1,750,092
Cigna Group (The)	2,217	701,991
Elevance Health, Inc.	5,835	2,239,706
HCA Healthcare, Inc.	167	63,692
KPJ Healthcare Bhd	390,900	249,537
Labcorp Holdings, Inc.	1,560	388,393
Sonic Healthcare Ltd.	30,753	528,959
UnitedHealth Group, Inc.	17,790	5,370,979
Universal Health Services, Inc., Class B	3,831	729,231

		12,341,499

Health Care REITs — 0.0%
Ventas, Inc.	7,836	503,698

Health Care Technology — 0.1%
Doximity, Inc., Class A(a)	652	33,963
Pro Medicus Ltd.	730	132,348
Veeva Systems, Inc., Class A(a)	4,958	1,386,752

		1,553,063

Hotel & Resort REITs — 0.0%
RLJ Lodging Trust	17	124

Hotels, Restaurants & Leisure — 1.2%
Airbnb, Inc., Class A(a)	11,453	1,477,437
Aristocrat Leisure Ltd.	20,256	813,937
Booking Holdings, Inc.	1,770	9,768,506
DoorDash, Inc., Class A(a)	1,217	253,927
Flutter Entertainment PLC(a)	174	43,970
MakeMyTrip Ltd.(a)(c)	32,353	3,288,035
Meituan, Class B(a)(b)	100,870	1,744,512
Trip.com Group Ltd.	11,531	721,382
Yum! Brands, Inc.	6,550	942,807

		19,054,513

Household Durables — 0.5%
Garmin Ltd.	4,012	814,316
Haier Smart Home Co. Ltd., Class H	6,400	18,638
Lennar Corp., Class A	4,257	451,583
NVR, Inc.(a)	136	967,766
Panasonic Holdings Corp.	112,900	1,294,000
Sony Group Corp.	142,800	3,822,175
Taylor Morrison Home Corp., Class A(a)	4,413	248,364
Toll Brothers, Inc.	7,526	784,585

		8,401,427

Household Products — 0.4%
Colgate-Palmolive Co.	59,272	5,508,740
Henkel AG & Co. KGaA	3,379	248,103
Henkel AG & Co. KGaA, Preference Shares, NVS	10,109	809,984
Procter & Gamble Co. (The)	4,952	841,295

		7,408,122

6	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) May 31, 2025	BlackRock Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.1%
Drax Group PLC	21,919	$195,880
ReNew Energy Global PLC, Class A(a)	120,629	821,484

		1,017,364

Industrial Conglomerates — 0.6%
CJ Corp.	4,163	410,790
Hanwha Corp.	675	36,876
Honeywell International, Inc.	29,647	6,720,086
Samsung C&T Corp.	980	106,219
Siemens AG, Registered Shares	5,462	1,313,738
SK, Inc.	475	56,245
Smiths Group PLC	65,846	1,913,989

		10,557,943

Industrial REITs — 0.0%
Prologis, Inc.	4,987	541,588

Insurance — 2.5%
AIA Group Ltd.	760,400	6,329,667
Allianz SE, Registered Shares	15,569	6,174,875
Allstate Corp. (The)	11,497	2,412,876
Aon PLC, Class A	4,249	1,580,968
Assurant, Inc.	149	30,244
AXA SA	69,241	3,263,714
Dai-ichi Life Holdings, Inc.	2,800	21,855
Fairfax Financial Holdings Ltd.	378	643,174
Great-West Lifeco, Inc.	58,865	2,234,327
Hanover Insurance Group, Inc. (The)	832	146,415
Hartford Insurance Group, Inc. (The)	49,643	6,445,647
Japan Post Insurance Co. Ltd.	21,500	472,919
Manulife Financial Corp.	10,877	346,358
MetLife, Inc.	27,065	2,126,768
NN Group NV	18,724	1,178,144
Old Republic International Corp.	585	22,113
Ping An Insurance Group Co. of China Ltd., H Shares	163,000	952,016
Power Corp. of Canada	2,568	99,382
Prudential Financial, Inc.	1,313	136,408
Reinsurance Group of America, Inc.	9,265	1,883,482
Travelers Cos., Inc. (The)	16,077	4,432,429
Zurich Insurance Group AG, Class N	30	21,043

		40,954,824

Interactive Media & Services — 3.2%
Alphabet, Inc., Class A	84,528	14,516,839
Alphabet, Inc., Class C, NVS	57,027	9,857,117
Auto Trader Group PLC(b)	121,717	1,303,541
Baidu, Inc., Class A(a)	4,900	50,294
Meta Platforms, Inc., Class A	23,447	15,181,698
NAVER Corp.	4,309	583,906
REA Group Ltd.	6,892	1,064,576
Soop Co. Ltd.	782	47,935
Tencent Holdings Ltd.	151,300	9,538,353

		52,144,259

IT Services — 0.4%
Accenture PLC, Class A	12,639	4,004,288
CGI, Inc., Class A	3,074	330,460
Cognizant Technology Solutions Corp., Class A	5,170	418,718
Fujitsu Ltd.	2,100	48,095
GoDaddy, Inc., Class A(a)	1,277	232,606
Obic Co. Ltd.	800	29,196
Otsuka Corp.	2,700	55,499

Security	Shares	Value

IT Services (continued)
Shopify, Inc., Class A(a)	2,574	$275,040
Wix.com Ltd.(a)	11,865	1,767,292

		7,161,194

Life Sciences Tools & Services — 0.2%
Illumina, Inc.(a)	1,774	145,893
IQVIA Holdings, Inc.(a)	17,821	2,500,821
Mettler-Toledo International, Inc.(a)	23	26,577
QIAGEN NV	506	22,836

		2,696,127

Machinery — 0.4%
Alfa Laval AB	25,589	1,088,670
Amada Co. Ltd.	140,800	1,438,709
FANUC Corp.	6,400	170,811
HD Hyundai Heavy Industries Co. Ltd.	321	93,992
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	130	29,708
Hyundai Construction Equipment Co. Ltd.	1,046	53,266
Hyundai Rotem Co. Ltd.	2,132	225,666
Illinois Tool Works, Inc.	613	150,234
MISUMI Group, Inc.	13,700	180,702
Parker-Hannifin Corp.	439	291,803
Pentair PLC	430	42,647
Rational AG	117	96,201
Techtronic Industries Co. Ltd.	66,500	740,699
Wartsila Oyj Abp	61,334	1,229,743
Westinghouse Air Brake Technologies Corp.	1,106	223,766

		6,056,617

Marine Transportation — 0.2%
Kuehne + Nagel International AG, Registered
Shares	11,063	2,489,359
Pan Ocean Co. Ltd.	13,358	35,831

		2,525,190

Media — 0.4%
Comcast Corp., Class A	97,972	3,386,892
Fox Corp., Class B	10,239	514,817
Informa PLC	260,370	2,760,732
Publicis Groupe SA	1,421	154,899

		6,817,340

Metals & Mining — 0.9%
Alamos Gold, Inc., Class A	636	16,470
Aneka Tambang Tbk	278,400	53,097
Anglo American PLC	9,362	279,644
Barrick Mining Corp.	45,926	880,805
BHP Group Ltd.	8,480	208,311
Cia Brasileira de Aluminio(a)	118,708	97,341
CMOC Group Ltd., Class H	297,000	236,743
Hyundai Steel Co.	17,201	350,861
Kinross Gold Corp.	117,711	1,737,767
Northern Star Resources Ltd.	13,924	189,348
Nucor Corp.	836	91,425
Rio Tinto PLC	1,888	111,736
South32 Ltd.	941,297	1,855,891
TA Chen Stainless Pipe	14,000	16,484
Teck Resources Ltd., Class B	9,285	344,107
Wheaton Precious Metals Corp.	88,104	7,633,947

		14,103,977

Multi-Utilities — 0.5%
A2A SpA	229,003	594,602
AGL Energy Ltd.	39,034	255,527
Centrica PLC	240,893	515,104

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) May 31, 2025	BlackRock Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
Consolidated Edison, Inc.	8,339	$871,342
E.ON SE, Class N	139,288	2,441,176
Engie SA	163,231	3,523,017
NiSource, Inc.	15,914	629,239

		8,830,007

Oil, Gas & Consumable Fuels — 1.6%
Aker BP ASA	24,973	574,639
BP PLC	106,892	519,720
Canadian Natural Resources Ltd.	903	27,419
Cheniere Energy, Inc.	8,173	1,936,919
Chevron Corp.	57,630	7,878,021
ConocoPhillips	4,275	364,871
ENEOS Holdings, Inc.	59,600	282,391
EOG Resources, Inc.	19,154	2,079,550
Exxon Mobil Corp.	5,448	557,330
Keyera Corp.	44,388	1,352,971
New Fortress Energy, Inc. (Acquired 12/24/24, cost $0)(a)(d)	10,559	26,292
Repsol SA	30,891	416,193
Santos Ltd.	52,451	222,780
Shell PLC	258,661	8,534,501
Suncor Energy, Inc.	12,441	442,304
TotalEnergies SE	2,633	155,000
Ultrapar Participacoes SA	188,849	536,550
Var Energi ASA	37,265	108,127
Williams Cos., Inc. (The)	7,497	453,643

		26,469,221

Passenger Airlines — 0.4%
Alaska Air Group, Inc.(a)	1,243	63,306
ANA Holdings, Inc.	31,300	619,773
Delta Air Lines, Inc.	81,758	3,956,269
easyJet PLC	9,875	76,836
International Consolidated Airlines Group SA	225,175	990,818
United Airlines Holdings, Inc.(a)	2,150	170,807

		5,877,809

Personal Care Products — 0.0%
Natura & Co. Holding SA(a)	133,806	245,644

Pharmaceuticals — 2.9%
Astellas Pharma, Inc.	162,900	1,609,066
AstraZeneca PLC	18,957	2,776,898
Bristol-Myers Squibb Co.	87,414	4,220,348
Eli Lilly & Co.	9,485	6,996,800
GSK PLC	64,991	1,320,224
Merck & Co., Inc.	50,019	3,843,460
Novartis AG, Registered Shares	80,571	9,300,240
Novo Nordisk A/S, Class B	22,114	1,571,152
Pfizer, Inc.	378,828	8,898,670
Sanofi SA	14,758	1,461,646
Shionogi & Co. Ltd.	1,300	21,707
Sino Biopharmaceutical Ltd.	179,000	100,967
Takeda Pharmaceutical Co. Ltd.	175,000	5,254,393
Zoetis, Inc., Class A	1,266	213,486

		47,589,057

Professional Services — 1.0%
Bureau Veritas SA	5,869	200,557
Experian PLC	54,412	2,710,006
Intertek Group PLC	28,215	1,821,803
Paylocity Holding Corp.(a)	168	32,071
Recruit Holdings Co. Ltd.	61,800	3,680,823
SGS SA, Registered Shares	299	31,229

Security	Shares	Value

Professional Services (continued)
Thomson Reuters Corp.	31,219	$6,202,625
TransUnion.	229	19,609
Verisk Analytics, Inc.	4,158	1,306,194

		16,004,917

Real Estate Management & Development — 0.4%
Allos SA	92,530	358,828
CBRE Group, Inc., Class A(a)	343	42,882
FirstService Corp.	8,640	1,514,447
Jones Lang LaSalle, Inc.(a)	5,685	1,266,049
Mitsubishi Estate Co. Ltd.	4,400	79,965
Mitsui Fudosan Co. Ltd.	299,000	2,863,669
Nomura Real Estate Holdings, Inc.	92,500	541,646
Sun Hung Kai Properties Ltd.	5,500	59,079
Tokyo Tatemono Co. Ltd.	2,800	49,593
Tokyu Fudosan Holdings Corp.	4,800	34,973

		6,811,131

Retail REITs — 0.4%
Kimco Realty Corp.	62,575	1,330,345
Klepierre SA	2,407	94,228
Link REIT	16,300	86,263
RioCan Real Estate Investment Trust	65,079	822,290
Simon Property Group, Inc.	21,207	3,458,226

		5,791,352

Semiconductors & Semiconductor Equipment — 5.0%
Advanced Micro Devices, Inc.(a)	30,156	3,339,174
Analog Devices, Inc.	896	191,726
ASE Technology Holding Co. Ltd.	122,000	555,075
ASMedia Technology, Inc.	1,000	63,593
ASML Holding NV	1,406	1,035,857
ASPEED Technology, Inc.	6,000	777,269
Bestechnic Shanghai Co. Ltd., Class A	1,319	71,543
Broadcom, Inc.	39,893	9,656,899
Elan Microelectronics Corp.	72,000	327,113
King Yuan Electronics Co. Ltd.	13,000	41,187
KLA Corp.	1,060	802,293
Lam Research Corp.	19,906	1,608,206
Marvell Technology, Inc.	1,711	102,985
MediaTek, Inc.	78,000	3,202,573
NVIDIA Corp.	287,827	38,894,063
Parade Technologies Ltd.	26,000	494,076
Phison Electronics Corp.	14,000	233,623
QUALCOMM, Inc.	39,790	5,777,508
Rambus, Inc.(a)	2,958	158,164
Realtek Semiconductor Corp.	22,000	392,290
Rockchip Electronics Co. Ltd., Class A	25,400	505,668
Taiwan Semiconductor Manufacturing Co. Ltd.	298,000	9,504,424
Tokyo Electron Ltd.	25,300	3,981,335

		81,716,644

Software — 4.9%
Adobe, Inc.(a)	12,472	5,177,003
Atlassian Corp., Class A(a)	2,518	522,812
Autodesk, Inc.(a)	5,244	1,552,853
Dropbox, Inc., Class A(a)	22,360	645,310
Elastic NV(a)	11,767	951,597
Fair Isaac Corp.(a)	451	778,552
Fortinet, Inc.(a)	11,389	1,159,172
InterDigital, Inc.	2	435
Intuit, Inc.	11,762	8,862,314
Microsoft Corp.	87,937	40,482,677
Nice Ltd.(a)	3,862	654,098
Nutanix, Inc., Class A(a)	683	52,379

8	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) May 31, 2025	BlackRock Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Palantir Technologies, Inc., Class A(a)	16,647	$2,193,742
Pegasystems, Inc.	6,619	649,655
Salesforce, Inc.	10,637	2,822,741
SAP SE	16,467	4,981,600
ServiceNow, Inc.(a)	6,366	6,436,599
TOTVS SA	20,782	155,297
Xero Ltd.(a)	19,684	2,338,233

		80,417,069

Specialized REITs — 0.2%
Digital Realty Trust, Inc.	494	84,731
Equinix, Inc.	4,405	3,915,252

		3,999,983

Specialty Retail — 0.9%
Home Depot, Inc. (The)	25,158	9,265,440
Industria de Diseno Textil SA	16,831	911,824
JB Hi-Fi Ltd.	4,966	344,996
Lojas Renner SA	1,002,176	3,155,729
O’Reilly Automotive, Inc.(a)	36	49,230
Pop Mart International Group Ltd.(b)	12,400	346,555

		14,073,774

Technology Hardware, Storage & Peripherals — 2.8%
Apple Inc.	202,601	40,692,411
Chicony Electronics Co. Ltd.	67,000	373,803
IEIT Systems Co. Ltd., Class A	28,000	189,105
Lenovo Group Ltd.	262,000	299,104
NetApp, Inc.	8,207	813,806
Quanta Computer, Inc.(a)	8,000	70,771
Samsung Electronics Co. Ltd.	56,472	2,291,504
Xiaomi Corp., Class B(a)(b)	239,200	1,539,733

		46,270,237

Textiles, Apparel & Luxury Goods — 0.1%
Bosideng International Holdings Ltd.	412,000	230,112
Hermes International SCA	167	460,505
Makalot Industrial Co. Ltd.	32,640	297,740

		988,357

Tobacco — 0.4%
Imperial Brands PLC	17,894	678,624
Philip Morris International, Inc.	29,323	5,295,441

		5,974,065

Trading Companies & Distributors — 0.1%
Finning International, Inc.	17,187	634,454
Sumitomo Corp.	20,200	514,425
Toyota Tsusho Corp.	1,200	25,360

		1,174,239

Water Utilities — 0.0%
Cia de Saneamento de Minas Gerais Copasa MG	18,447	76,858
Guangdong Investment Ltd.	54,000	43,803
United Utilities Group PLC	43,639	690,946

		811,607

Wireless Telecommunication Services — 0.2%
MTN Group Ltd.	78,443	546,005
SK Telecom Co. Ltd.	23,766	885,982
SoftBank Corp.	818,100	1,257,059
Vodafone Group PLC	1,093,066	1,133,580

		3,822,626

Total Common Stocks — 57.4% (Cost: $672,319,735)		942,258,823

Security		Par (000)	Value

Corporate Bonds

Automobile Components — 0.0%
Garrett Motion Holdings, Inc./Garrett LX I S.a.r.l., 7.75%, 05/31/32(b)	USD	200	$204,088
IHO Verwaltungs GmbH
(7.75% Cash and 8.50% PIK), 7.75%, 11/15/30(b)(e)		33	33,331
(8.00% Cash and 8.75% PIK), 8.00%, 11/15/32(b)(e)		25	25,033
Patrick Industries, Inc., 6.38%, 11/01/32(b)		69	68,010
Phinia, Inc., 6.63%, 10/15/32(b)		179	177,927

			508,389

Automobiles — 0.1%
Aston Martin Capital Holdings Ltd., 10.00%, 03/31/29(b)		138	129,330
Benteler International AG, 10.50%, 05/15/28(b)		24	25,216
Honda Motor Co. Ltd., 2.53%, 03/10/27		1,000	966,566
Nissan Motor Acceptance Co. LLC, 6.95%, 09/15/26(b)		52	52,635

			1,173,747

Banks — 3.2%
Banco Bilbao Vizcaya Argentaria SA, 6.14%, 09/14/28		1,800	1,853,925
Banco Santander SA
4.18%, 03/24/28		1,000	990,576
5.59%, 08/08/28		1,800	1,850,345
6.61%, 11/07/28		1,600	1,699,072
Bank of America Corp.
2.55%, 02/04/28		1,150	1,111,511
3.19%, 07/23/30		370	348,562
2.50%, 02/13/31		150	135,285
2.69%, 04/22/32		1,200	1,059,812
4.57%, 04/27/33		1,300	1,260,952
5.51%, 01/24/36		1,165	1,174,208
5.74%, 02/12/36		690	686,071
Bank of Montreal, 5.20%, 02/01/28		1,180	1,202,999
Citigroup, Inc.
2.67%, 01/29/31		1,550	1,403,743
4.41%, 03/31/31		1,670	1,632,889
2.57%, 06/03/31		2,140	1,916,999
3.79%, 03/17/33		1,570	1,440,999
Fifth Third Bancorp, 6.34%, 07/27/29		90	94,144
HSBC Holdings PLC
5.87%, 11/18/35		640	634,210
5.45%, 03/03/36		500	492,174
05/13/36(f)		4,400	4,430,709
ING Groep NV, 4.02%, 03/28/28		2,300	2,273,800
JPMorgan Chase & Co.
4.85%, 07/25/28		1,410	1,417,134
2.52%, 04/22/31		2,000	1,804,877
2.96%, 05/13/31		2,595	2,362,770
1.76%, 11/19/31		505	431,306
2.96%, 01/25/33		790	698,805
5.35%, 06/01/34		872	881,963
Mitsubishi UFJ Financial Group, Inc., 2.34%, 01/19/28		1,250	1,205,176
Mizuho Financial Group, Inc., 1.55%, 07/09/27		1,850	1,788,524
Morgan Stanley Bank N.A., 4.45%, 10/15/27		900	899,394
PNC Financial Services Group, Inc. (The), 5.30%, 01/21/28		610	617,017
Royal Bank of Canada, 5.20%, 08/01/28		1,460	1,494,456

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) May 31, 2025	BlackRock Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Santander Holdings U.S.A., Inc.
6.50%, 03/09/29	USD	2,670	$2,765,726
6.57%, 06/12/29		890	923,581
6.34%, 05/31/35		1,060	1,085,129
Santander UK Group Holdings PLC, 6.53%, 01/10/29		2,420	2,512,616
Sumitomo Mitsui Financial Group, Inc., 1.90%, 09/17/28		1,310	1,205,546
Toronto-Dominion Bank. (The), Series FXD, 1.95%, 01/12/27		1,310	1,259,200
U.S. Bancorp
5.68%, 01/23/35		130	132,435
5.42%, 02/12/36		850	847,988

			52,026,628

Beverages — 0.6%
Coca-Cola Co. (The)
3.00%, 03/05/51		5,180	3,364,461
2.50%, 03/15/51		770	447,714
5.20%, 01/14/55		303	283,585
Diageo Capital PLC
2.00%, 04/29/30		1,820	1,620,648
2.13%, 04/29/32		960	806,327
5.50%, 01/24/33		3,930	4,048,676

			10,571,411

Biotechnology — 0.3%
Amgen, Inc., 2.20%, 02/21/27		650	626,218
Gilead Sciences, Inc.
5.25%, 10/15/33		570	580,401
5.55%, 10/15/53		720	690,394
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/30 .		4,076	3,491,782

			5,388,795

Broadline Retail — 0.1%
Nordstrom, Inc., 5.00%, 01/15/44		272	190,242
Rakuten Group, Inc.
11.25%, 02/15/27(b)		256	276,033
9.75%, 04/15/29(b)		550	588,863

			1,055,138

Building Products — 0.1%
Owens Corning
3.40%, 08/15/26		350	344,779
4.30%, 07/15/47		1,430	1,125,053

			1,469,832

Capital Markets — 1.5%
Ares Capital Corp.
2.88%, 06/15/27		520	499,542
2.88%, 06/15/28		680	634,912
Bank of New York Mellon Corp. (The), 4.71%, 02/01/34		630	613,845
Deutsche Bank AG
5.71%, 02/08/28		260	263,220
6.82%, 11/20/29		190	201,041
5.40%, 09/11/35		621	606,017
FactSet Research Systems, Inc., 2.90%, 03/01/27		3,000	2,907,010
Freedom Mortgage Corp.
12.00%, 10/01/28(b)		55	58,998
12.25%, 10/01/30(b)		76	83,996
FS KKR Capital Corp.
2.63%, 01/15/27		445	423,962
3.13%, 10/12/28		1,130	1,023,502
6.13%, 01/15/30		528	519,897

Security		Par (000)	Value

Capital Markets (continued)
Goldman Sachs Group, Inc. (The)
2.60%, 02/07/30	USD	1,220	$1,114,567
1.99%, 01/27/32		366	311,503
2.62%, 04/22/32		469	411,284
2.38%, 07/21/32		4,045	3,480,809
3.10%, 02/24/33		1,095	967,085
4.02%, 10/31/38		442	376,406
Jane Street Group/JSG Finance, Inc., 6.75%, 05/01/33(b)		140	143,574
LPL Holdings, Inc., 5.65%, 03/15/35		830	818,540
Morgan Stanley
2.48%, 01/21/28		950	917,144
2.70%, 01/22/31		205	187,011
1.79%, 02/13/32		3,020	2,543,364
2.51%, 10/20/32		1,355	1,166,711
5.25%, 04/21/34		1,245	1,244,099
5.42%, 07/21/34		2,585	2,608,305
StoneX Group, Inc., 7.88%, 03/01/31(b)		203	213,827
UBS AG, 1.25%, 08/07/26		430	414,194
UBS Group AG, 3.09%, 05/14/32(b)		200	179,039
VFH Parent LLC/Valor Co-Issuer, Inc., 7.50%, 06/15/31(b)		116	120,941

			25,054,345

Chemicals — 0.0%
Ecolab, Inc., 2.70%, 12/15/51		760	453,700
NOVA Chemicals Corp., 9.00%, 02/15/30(b)		28	30,145
Rain Carbon, Inc., 12.25%, 09/01/29(b)		93	96,897
SK Invictus Intermediate II S.a.r.l., 5.00%, 10/30/29(b)		104	98,808

			679,550

Commercial Services & Supplies — 0.1%
Deluxe Corp.
8.00%, 06/01/29(b)		28	25,985
8.13%, 09/15/29(b)		94	95,029
Pitney Bowes, Inc.
6.88%, 03/15/27(b)		7	7,036
7.25%, 03/15/29(b)		69	68,970
Republic Services, Inc.
4.75%, 07/15/30		120	121,198
5.20%, 11/15/34		495	498,807
Waste Connections, Inc., 09/01/35(f)		945	952,952

			1,769,977

Communications Equipment — 0.3%
Cisco Systems, Inc.
4.95%, 02/24/32		90	91,242
5.30%, 02/26/54		325	307,594
CommScope LLC, 8.25%, 03/01/27(b)		97	96,750
Motorola Solutions, Inc.
2.30%, 11/15/30		600	527,322
2.75%, 05/24/31		1,990	1,763,021
5.60%, 06/01/32		1,250	1,284,877
5.40%, 04/15/34		720	723,640

			4,794,446

Construction & Engineering — 0.2%
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/29(b)		48	44,987
Quanta Services, Inc., 2.90%, 10/01/30		4,150	3,768,900
Tutor Perini Corp., 11.88%, 04/30/29(b)		127	141,302

			3,955,189

10	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) May 31, 2025	BlackRock Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction Materials — 0.1%
CRH America Finance, Inc., 5.50%, 01/09/35	USD	1,050	$1,058,070
Martin Marietta Materials, Inc., 5.15%, 12/01/34		530	525,986

			1,584,056

Consumer Finance — 0.8%
Ally Financial, Inc., 6.65%, 01/17/40		209	200,709
American Express Co.
2.55%, 03/04/27		700	678,961
5.28%, 07/27/29		1,020	1,043,693
5.04%, 05/01/34		450	448,316
5.63%, 07/28/34		160	162,144
5.44%, 01/30/36		290	291,914
Bread Financial Holdings, Inc., 9.75%, 03/15/29(b)		220	234,561
Burford Capital Global Finance LLC
6.88%, 04/15/30(b)		35	35,090
9.25%, 07/01/31(b)		156	166,204
Capital One Financial Corp.
7.62%, 10/30/31		3,250	3,624,538
5.27%, 05/10/33		340	336,363
5.82%, 02/01/34		700	709,145
7.96%, 11/02/34		1,700	1,945,523
Credit Acceptance Corp.
9.25%, 12/15/28(b)		153	161,897
6.63%, 03/15/30(b)		90	89,649
EZCORP, Inc., 7.38%, 04/01/32(b)		45	46,699
goeasy Ltd.
9.25%, 12/01/28(b)		121	127,080
7.63%, 07/01/29(b)		120	121,233
6.88%, 05/15/30(b)		140	138,247
7.38%, 10/01/30(b)		95	94,915
OneMain Finance Corp.
6.63%, 01/15/28		174	177,227
9.00%, 01/15/29		113	118,432
6.63%, 05/15/29		104	105,159
SLM Corp., 6.50%, 01/31/30		100	103,113
Synchrony Financial
2.88%, 10/28/31		2,180	1,847,979
7.25%, 02/02/33		149	152,281

			13,161,072

Consumer Staples Distribution & Retail — 0.2%
Kroger Co. (The), 5.00%, 09/15/34		365	355,500
U.S. Foods, Inc., 7.25%, 01/15/32(b)		177	184,987
United Natural Foods, Inc., 6.75%, 10/15/28(b)		216	214,568
Walgreen Co., 4.40%, 09/15/42		24	21,354
Walgreens Boots Alliance, Inc.
8.13%, 08/15/29		227	237,843
4.65%, 06/01/46		7	6,315
Walmart, Inc., 4.90%, 04/28/35		1,490	1,490,259

			2,510,826

Diversified Consumer Services — 0.0%
Adtalem Global Education, Inc., 5.50%, 03/01/28(b)		42	41,669

Diversified REITs — 0.2%
American Tower Corp.
1.45%, 09/15/26		425	408,509
5.80%, 11/15/28		25	25,963
Crown Castle, Inc., 3.65%, 09/01/27		900	879,201
Equinix, Inc., 1.45%, 05/15/26		1,000	969,656
Iron Mountain, Inc., 7.00%, 02/15/29(b)		116	119,848

Security		Par (000)	Value

Diversified REITs (continued)
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC
10.50%, 02/15/28(b)	USD	319	$338,420
6.50%, 02/15/29(b)		73	68,827

			2,810,424

Diversified Telecommunication Services — 0.1%
GCI LLC, 4.75%, 10/15/28(b)		100	94,051
Koninklijke KPN NV, 8.38%, 10/01/30		450	524,540
Level 3 Financing, Inc., 4.25%, 07/01/28(b)		147	130,830
Windstream Services LLC/Windstream Escrow Finance Corp., 8.25%, 10/01/31(b)		145	150,908

			900,329

Electric Utilities — 0.6%
Avangrid, Inc., 3.80%, 06/01/29		500	482,393
Commonwealth Edison Co., 4.90%, 02/01/33		1,590	1,583,078
Eversource Energy
2.90%, 03/01/27		1,000	972,099
3.38%, 03/01/32		750	671,589
Series U, 1.40%, 08/15/26		200	192,304
Exelon Corp.
2.75%, 03/15/27		550	533,735
3.35%, 03/15/32		350	317,778
5.45%, 03/15/34		270	273,033
NRG Energy, Inc., 6.25%, 11/01/34(b)		70	70,024
NSTAR Electric Co.
3.25%, 05/15/29		1,000	953,817
3.95%, 04/01/30		1,000	970,757
Public Service Co. of New Hampshire, 5.15%, 01/15/53		360	321,778
Public Service Electric & Gas Co., 5.20%, 08/01/33 .		2,410	2,439,013
Tampa Electric Co., 5.15%, 03/01/35		670	660,984
Vistra Operations Co. LLC, 7.75%, 10/15/31(b)		86	91,189

			10,533,571

Electrical Equipment — 0.1%
NXP BV/NXP Funding LLC, 5.55%, 12/01/28		850	868,921
WESCO Distribution, Inc., 6.38%, 03/15/33(b)		105	106,949

			975,870

Electronic Equipment, Instruments & Components — 0.2%
Allegion U.S. Holding Co., Inc., 3.55%, 10/01/27		45	43,833
Keysight Technologies, Inc.
4.60%, 04/06/27		1,250	1,252,102
3.00%, 10/30/29		1,150	1,069,832
4.95%, 10/15/34		95	92,627

			2,458,394

Energy Equipment & Services — 0.3%
Chevron U.S.A., Inc., 4.98%, 04/15/35		1,905	1,900,096
Helix Energy Solutions Group, Inc., 9.75%, 03/01/29(b)		113	117,184
Oceaneering International, Inc., 6.00%, 02/01/28		14	13,811
Pentair Finance Sarl
4.50%, 07/01/29		1,580	1,557,007
5.90%, 07/15/32		740	762,763
Valaris Ltd., 8.38%, 04/30/30(b)		122	122,474
Vallourec SACA, 7.50%, 04/15/32(b)		95	99,126
Viridien, 10.00%, 10/15/30(b)		100	94,367

			4,666,828

Entertainment — 0.0%
Odeon Finco PLC, 12.75%, 11/01/27(b)		158	163,490

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) May 31, 2025	BlackRock Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Entertainment (continued)
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.63%, 09/01/29(b)	USD	163	$107,988
5.88%, 09/01/31(b)		22	13,090
Resorts World Las Vegas LLC/RWLV Capital, Inc., 8.45%, 07/27/30(b)		81	79,410

			363,978

Financial Services — 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.95%, 09/10/34		1,140	1,094,082
Coinbase Global, Inc., 3.38%, 10/01/28(b)		188	174,832
CPI CG, Inc., 10.00%, 07/15/29(b)		128	135,040
Freedom Mortgage Holdings LLC
9.25%, 02/01/29(b)		125	128,878
9.13%, 05/15/31(b)		125	127,476
8.38%, 04/01/32(b)		35	34,569
MGIC Investment Corp., 5.25%, 08/15/28		2,930	2,909,662
Nationstar Mortgage Holdings, Inc.
6.50%, 08/01/29(b)		120	122,223
5.13%, 12/15/30(b)		312	310,656
5.75%, 11/15/31(b)		100	100,157
7.13%, 02/01/32(b)		69	71,849
PennyMac Financial Services, Inc.
7.88%, 12/15/29(b)		28	29,492
7.13%, 11/15/30(b)		110	112,429
05/15/32(b)(f)		80	80,376
6.88%, 02/15/33(b)		125	125,671
RELX Capital, Inc., 5.25%, 03/27/35		110	110,472
UWM Holdings LLC, 6.63%, 02/01/30(b)		138	135,298

			5,803,162

Food Products — 0.2%
Kellanova
3.40%, 11/15/27		670	656,173
4.30%, 05/15/28		3,000	3,004,028
Post Holdings, Inc.
6.38%, 03/01/33(b)		157	155,853
6.25%, 10/15/34(b)		93	91,863

			3,907,917

Gas Utilities — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.75%, 05/20/27		138	135,050
9.38%, 06/01/28(b)		107	108,057
06/01/30(b)(f)		85	85,854
National Fuel Gas Co., 5.95%, 03/15/35		2,035	2,039,701
ONE Gas, Inc., 4.25%, 09/01/32		155	146,846

			2,515,508

Ground Transportation — 0.1%
Canadian National Railway Co., 3.85%, 08/05/32		575	537,516
CSX Corp., 4.90%, 03/15/55		60	52,291
Hertz Corp. (The), 12.63%, 07/15/29(b)		290	295,288
Ryder System, Inc., 6.30%, 12/01/28		1,120	1,175,085

			2,060,180

Health Care Equipment & Supplies — 0.0%
Bausch + Lomb Corp., 8.38%, 10/01/28(b)		194	200,569
Insulet Corp., 6.50%, 04/01/33(b)		185	190,227
Zimmer Biomet Holdings, Inc.
4.70%, 02/19/27		40	40,073
5.35%, 12/01/28		140	143,633

			574,502

Security		Par (000)	Value

Health Care Providers & Services — 1.7%
AHP Health Partners, Inc., 5.75%, 07/15/29(b)	USD	100	$95,797
Cardinal Health, Inc., 5.35%, 11/15/34		740	738,452
Cencora, Inc.
2.70%, 03/15/31		2,050	1,828,936
4.30%, 12/15/47		1,280	1,007,421
Centene Corp., 2.45%, 07/15/28		1,290	1,188,079
Cigna Group (The)
4.38%, 10/15/28		990	984,476
5.25%, 02/15/34		590	589,177
DaVita, Inc.
4.63%, 06/01/30(b)		114	106,526
6.88%, 09/01/32(b)		86	87,362
07/15/33(b)(f)		75	75,775
Elevance Health, Inc., 3.65%, 12/01/27		1,500	1,472,666
HCA, Inc.
5.25%, 06/15/26		850	850,894
3.13%, 03/15/27		440	428,857
5.20%, 06/01/28		590	598,458
5.45%, 04/01/31		780	794,090
3.63%, 03/15/32		1,129	1,024,360
5.60%, 04/01/34		985	990,479
5.45%, 09/15/34		165	163,354
5.90%, 06/01/53		330	308,870
Icon Investments Six DAC, 6.00%, 05/08/34		2,380	2,382,455
IQVIA, Inc.
5.70%, 05/15/28		3,350	3,402,042
6.25%, 02/01/29		1,390	1,440,160
McKesson Corp., 5.10%, 07/15/33		2,750	2,783,553
Quest Diagnostics, Inc.
4.60%, 12/15/27		980	985,514
4.63%, 12/15/29		1,200	1,202,234
Tenet Healthcare Corp., 6.13%, 10/01/28		200	200,291
UnitedHealth Group, Inc.
4.90%, 04/15/31		420	420,883
4.50%, 04/15/33		640	610,330
5.88%, 02/15/53		200	193,061
5.05%, 04/15/53		1,100	945,451

			27,900,003

Health Care REITs — 0.1%
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27		151	131,968
4.63%, 08/01/29		143	108,391
8.50%, 02/15/32(b)		45	46,127
Ventas Realty LP, 07/15/32(f)		900	897,680

			1,184,166

Hotels, Restaurants & Leisure — 0.1%
Brinker International, Inc., 8.25%, 07/15/30(b)		38	40,212
Darden Restaurants, Inc.
4.35%, 10/15/27		305	304,025
4.55%, 10/15/29		305	302,257
Genting New York LLC/GENNY Capital, Inc., 7.25%, 10/01/29(b)		66	66,745
Hyatt Hotels Corp., 5.38%, 12/15/31		40	39,681
Raising Cane’s Restaurants LLC, 9.38%, 05/01/29(b)		80	84,897
Viking Cruises Ltd.
7.00%, 02/15/29(b)		100	100,697
9.13%, 07/15/31(b)		108	115,957

			1,054,471

Household Durables — 0.3%
MDC Holdings, Inc., 3.97%, 08/06/61		360	259,133

12	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) May 31, 2025	BlackRock Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables (continued)
NVR, Inc., 3.00%, 05/15/30	USD	1,930	$1,780,238
PulteGroup, Inc.
5.00%, 01/15/27		1,630	1,637,785
6.38%, 05/15/33		890	939,105

			4,616,261

Household Products — 0.1%
Colgate-Palmolive Co., 3.25%, 08/15/32		50	45,866
Unilever Capital Corp., 1.75%, 08/12/31		2,140	1,835,446

			1,881,312

Industrial Conglomerates — 0.4%
3M Co., 2.38%, 08/26/29		1,330	1,224,103
Honeywell International, Inc., 5.35%, 03/01/64		300	274,136
Trane Technologies Financing Ltd., 3.80%, 03/21/29		4,610	4,529,411

			6,027,650

Insurance — 0.5%
Allstate Corp. (The), 3.85%, 08/10/49		510	375,968
American International Group, Inc., 4.85%, 05/07/30		420	421,613
Baldwin Insurance Group Holdings LLC/Baldwin Insurance Group Holdings Finance, 7.13%, 05/15/31(b)		124	127,835
Markel Group, Inc., 6.00%, 05/16/54		368	358,308
Marsh & McLennan Cos., Inc.
5.15%, 03/15/34		1,300	1,308,285
5.45%, 03/15/53		800	753,144
5.70%, 09/15/53		1,030	1,007,382
Progressive Corp. (The), 4.95%, 06/15/33		2,060	2,079,475
Stewart Information Services Corp., 3.60%, 11/15/31		618	547,508
Willis North America, Inc.
4.65%, 06/15/27		570	572,237
5.90%, 03/05/54		770	742,604

			8,294,359

Interactive Media & Services — 0.1%
Alphabet, Inc., 4.50%, 05/15/35		1,800	1,748,250
Snap, Inc., 6.88%, 03/01/33(b)		58	58,751

			1,807,001

IT Services — 1.1%
Accenture Capital, Inc., 4.50%, 10/04/34		80	76,861
Automatic Data Processing, Inc.
1.70%, 05/15/28		5,380	5,032,926
05/08/32(f)		590	591,849
CGI, Inc., 2.30%, 09/14/31		2,370	2,030,542
Cogent Communications Group LLC, 7.00%, 06/15/27(b)		301	302,620
CoreWeave, Inc., 06/01/30(b)(f)		95	94,893
Fiserv, Inc.
5.45%, 03/02/28		470	480,726
5.60%, 03/02/33		970	987,460
IBM International Capital Pte Ltd.
4.90%, 02/05/34		2,550	2,497,953
5.30%, 02/05/54		1,540	1,402,197
International Business Machines Corp., 2.20%, 02/09/27		750	723,427
Mastercard, Inc.
2.00%, 11/18/31		1,450	1,248,349
3.85%, 03/26/50		1,290	990,008
Sabre GLBL, Inc.
8.63%, 06/01/27(b)		35	35,990

Security		Par (000)	Value

IT Services (continued)
Sabre GLBL, Inc.
11.25%, 12/15/27(b)	USD	55	$54,106
07/15/30(b)(f)		155	159,030
VeriSign, Inc., 5.25%, 06/01/32		205	206,619
Visa, Inc., 3.65%, 09/15/47		630	479,955

			17,395,511

Leisure Products — 0.0%
Amer Sports Co., 6.75%, 02/16/31(b)		48	49,561

Life Sciences Tools & Services — 0.0%
Charles River Laboratories International, Inc., 4.25%, 05/01/28(b)		182	174,811

Machinery — 0.0%
Cummins, Inc., 4.90%, 02/20/29		570	581,731
Enpro, Inc., 06/01/33(b)(f)		35	35,260
Manitowoc Co., Inc. (The), 9.25%, 10/01/31(b)		18	18,756

			635,747

Media — 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp.
5.38%, 06/01/29(b)		246	242,602
6.38%, 09/01/29(b)		249	252,377
4.75%, 03/01/30(b)		38	36,274
4.50%, 08/15/30(b)		5	4,688
7.38%, 03/01/31(b)		466	482,310
4.75%, 02/01/32(b)		73	67,578
4.50%, 05/01/32		69	62,800
4.25%, 01/15/34(b)		284	245,158
CSC Holdings LLC
5.50%, 04/15/27(b)		35	33,156
7.50%, 04/01/28(b)		25	19,259
11.25%, 05/15/28(b)		35	34,639
11.75%, 01/31/29(b)		35	32,811
DirecTV Financing LLC/DirecTV Financing Co- Obligor, Inc.
5.88%, 08/15/27(b)		190	187,019
10.00%, 02/15/31(b)		407	396,154
Interpublic Group of Cos., Inc. (The), 4.65%, 10/01/28		500	500,485
Nexstar Media, Inc.
5.63%, 07/15/27(b)		140	139,440
4.75%, 11/01/28(b)		253	243,408
Paramount Global, 4.20%, 05/19/32		160	144,213
Sinclair Television Group, Inc.
5.50%, 03/01/30(b)		54	45,360
4.38%, 12/31/32(b)		145	104,708
8.13%, 02/15/33(b)		75	75,040
Sirius XM Radio LLC, 4.13%, 07/01/30(b)		382	347,073
Starz Capital Holdings 1, Inc., 5.50%, 04/15/29(b)		90	80,094
TEGNA, Inc.
4.63%, 03/15/28		48	46,533
5.00%, 09/15/29		7	6,668

			3,829,847

Metals & Mining — 0.1%
Algoma Steel, Inc., 9.13%, 04/15/29(b)		62	53,623
First Quantum Minerals Ltd., 9.38%, 03/01/29(b)		42	44,100
FMG Resources August 2006 Pty Ltd., 6.13%, 04/15/32(b)		23	22,944
Ivanhoe Mines Ltd., 7.88%, 01/23/30(b)		29	28,173
Novelis Corp., 6.88%, 01/30/30(b)		80	82,499
Reliance, Inc., 2.15%, 08/15/30		50	43,865
Rio Tinto Finance U.S.A. PLC, 5.25%, 03/14/35		715	712,860

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) May 31, 2025	BlackRock Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Steel Dynamics, Inc., 2.40%, 06/15/25	USD	750	$749,196
SunCoke Energy, Inc., 4.88%, 06/30/29(b)		69	63,413
Taseko Mines Ltd., 8.25%, 05/01/30(b)		131	134,593

			1,935,266

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Blackstone Mortgage Trust, Inc., 7.75%, 12/01/29(b) .		52	54,745
Starwood Property Trust, Inc.
3.63%, 07/15/26(b)		217	211,868
7.25%, 04/01/29(b)		169	175,688
6.50%, 10/15/30(b)		75	75,900

			518,201

Oil, Gas & Consumable Fuels — 1.1%
Aethon United BR LP/Aethon United Finance Corp., 7.50%, 10/01/29(b)		42	43,040
California Resources Corp., 8.25%, 06/15/29(b)		344	344,624
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29		670	641,905
Cheniere Energy, Inc., 4.63%, 10/15/28		2,890	2,860,536
Chord Energy Corp., 6.75%, 03/15/33(b)		110	109,239
CNX Midstream Partners LP, 4.75%, 04/15/30(b)		55	50,985
ConocoPhillips Co., 5.00%, 01/15/35		1,655	1,616,287
CVR Energy, Inc., 8.50%, 01/15/29(b)		29	28,305
Enbridge, Inc., 6.20%, 11/15/30		75	79,418
Global Partners LP/GLP Finance Corp.
7.00%, 08/01/27		73	73,178
6.88%, 01/15/29		21	21,087
8.25%, 01/15/32(b)		197	204,788
Greenfire Resources Ltd., 12.00%, 10/01/28(b)		52	55,017
Karoon U.S.A. Finance, Inc., 10.50%, 05/14/29(b)		33	32,794
Kinder Morgan, Inc., 5.95%, 08/01/54		736	702,829
ONEOK, Inc.
2.20%, 09/15/25		370	367,405
5.85%, 01/15/26		1,000	1,005,702
5.65%, 11/01/28		1,630	1,677,808
6.35%, 01/15/31		1,340	1,414,166
6.05%, 09/01/33		590	605,353
7.15%, 01/15/51		430	452,736
Summit Midstream Holdings LLC, 8.63%, 10/31/29(b)		86	86,193
Talos Production, Inc.
9.00%, 02/01/29(b)		118	117,196
9.38%, 02/01/31(b)		114	112,084
Targa Resources Corp.
6.15%, 03/01/29		2,790	2,912,060
5.55%, 08/15/35		570	558,914
6.50%, 02/15/53		750	739,299
TotalEnergies Capital SA, 5.49%, 04/05/54		510	475,973
Venture Global LNG, Inc.
9.50%, 02/01/29(b)		100	106,915
9.88%, 02/01/32(b)		211	224,471
Vermilion Energy, Inc.
6.88%, 05/01/30(b)		193	175,648
7.25%, 02/15/33(b)		171	149,637
Western Midstream Operating LP, 6.35%, 01/15/29		35	36,339

			18,081,931

Passenger Airlines — 0.1%
American Airlines, Inc.
7.25%, 02/15/28(b)		218	220,179

Security		Par (000)	Value

Passenger Airlines (continued)
American Airlines, Inc.
8.50%, 05/15/29(b)	USD	349	$361,604
JetBlue Airways Corp./JetBlue Loyalty LP, 9.88%, 09/20/31(b)		333	329,392

			911,175

Pharmaceuticals — 0.4%
Eli Lilly & Co., 5.05%, 08/14/54		930	849,084
Merck & Co., Inc., 5.00%, 05/17/53		340	304,311
Novartis Capital Corp., 2.20%, 08/14/30		3,030	2,727,847
Zoetis, Inc.
3.00%, 09/12/27		640	622,252
2.00%, 05/15/30		2,820	2,503,534

			7,007,028

Professional Services — 0.0%
CACI International, Inc., 06/15/33(b)(f)		85	86,652
GrubHub Holdings, Inc., 5.50%, 07/01/27(b)		97	89,483

			176,135

Real Estate Management & Development — 0.2%
CBRE Services, Inc.
5.50%, 04/01/29		1,130	1,161,143
5.95%, 08/15/34		1,830	1,891,376
Howard Hughes Corp. (The), 5.38%, 08/01/28(b)		150	147,145

			3,199,664

Semiconductors & Semiconductor Equipment — 1.1%
Broadcom, Inc., 3.75%, 02/15/51(b)		460	332,723
Intel Corp., 4.88%, 02/10/28		1,610	1,623,089
Lam Research Corp., 1.90%, 06/15/30		3,810	3,357,972
Marvell Technology, Inc., 5.95%, 09/15/33		65	67,128
NVIDIA Corp.
1.55%, 06/15/28		600	557,412
2.00%, 06/15/31		4,490	3,939,063
3.70%, 04/01/60		1,580	1,133,733
Texas Instruments, Inc.
1.90%, 09/15/31		459	395,100
3.65%, 08/16/32		3,545	3,313,218
4.90%, 03/14/33		790	798,490
TSMC Arizona Corp.
4.25%, 04/22/32		1,258	1,221,468
3.25%, 10/25/51		810	567,802

			17,307,198

Software — 1.0%
Adobe, Inc., 2.30%, 02/01/30		3,570	3,272,572
Cloud Software Group, Inc.
6.50%, 03/31/29(b)		138	137,845
9.00%, 09/30/29(b)		199	203,692
Dye & Durham Ltd., 8.63%, 04/15/29(b)		100	103,738
Electronic Arts, Inc., 1.85%, 02/15/31		1,000	858,611
Intuit, Inc.
1.35%, 07/15/27		1,000	942,135
1.65%, 07/15/30		4,690	4,097,638
5.20%, 09/15/33		300	306,866
5.50%, 09/15/53		95	91,942
Oracle Corp., 5.50%, 08/03/35		2,060	2,069,524
Salesforce, Inc., 3.05%, 07/15/61		920	542,987
ServiceNow, Inc., 1.40%, 09/01/30		3,000	2,566,844
Workday, Inc., 3.80%, 04/01/32		1,820	1,688,284

			16,882,678

Specialty Retail — 0.4%
Bath & Body Works, Inc.
6.95%, 03/01/33		182	183,497

14	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) May 31, 2025	BlackRock Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Specialty Retail (continued)
Bath & Body Works, Inc.
6.88%, 11/01/35	USD	303	$305,157
7.60%, 07/15/37		28	28,377
Carvana Co.
(9.00% Cash and 12.00% PIK), 9.00%, 12/01/28(b)(e)		205	210,904
(9.00% Cash and 13.00% PIK), 9.00%, 06/01/30(b)(e)		239	251,802
(9.00% Cash and 14.00% PIK), 9.00%, 06/01/31(b)(e)		422	489,407
Foot Locker, Inc., 4.00%, 10/01/29(b)		70	66,506
Gap, Inc. (The), 3.63%, 10/01/29(b)		69	63,009
Home Depot, Inc. (The)
1.50%, 09/15/28		1,050	964,901
1.88%, 09/15/31		1,420	1,210,847
3.35%, 04/15/50		940	643,240
Lowe’s Cos., Inc., 1.70%, 09/15/28		1,150	1,055,568
Upbound Group, Inc., 6.38%, 02/15/29(b)		55	52,625
Wayfair LLC
7.25%, 10/31/29(b)		113	110,054
7.75%, 09/15/30(b)		295	289,027

			5,924,921

Technology Hardware, Storage & Peripherals — 0.1%
CDW LLC/CDW Finance Corp., 3.57%, 12/01/31		226	204,918
Diebold Nixdorf, Inc., 7.75%, 03/31/30(b)		35	36,789
NetApp, Inc., 5.70%, 03/17/35		950	954,779
Seagate Data Storage Technology Pte Ltd., 07/15/30(b)(f)		60	60,094

			1,256,580

Textiles, Apparel & Luxury Goods — 0.0%
VF Corp., 6.45%, 11/01/37		248	214,368
William Carter Co. (The), 5.63%, 03/15/27(b)		78	77,468
Wolverine World Wide, Inc., 4.00%, 08/15/29(b)		199	174,153

			465,989

Trading Companies & Distributors — 0.0%
Fortress Transportation & Infrastructure Investors LLC
7.88%, 12/01/30(b)		178	187,056
7.00%, 06/15/32(b)		48	49,068
QXO Building Products, Inc., 6.75%, 04/30/32(b)		240	246,084

			482,208

Wireless Telecommunication Services — 0.0%
Millicom International Cellular SA, 7.38%, 04/02/32(b)		58	58,631
T-Mobile U.S.A., Inc., 5.50%, 01/15/55		320	295,805
Zegona Finance PLC, 8.63%, 07/15/29(b)		128	136,320

			490,756

Total Corporate Bonds — 19.1% (Cost: $313,994,606)			312,806,163

Foreign Government Obligations

Chile — 0.1%
Republic of Chile, 3.25%, 09/21/71		1,110	652,680

Mexico — 0.0%
United Mexican States, 3.77%, 05/24/61		870	487,200

Total Foreign Government Obligations — 0.1% (Cost: $1,271,375)			1,139,880

Security		Shares	Value

Investment Companies

Equity Funds — 0.3%
iShares MSCI India ETF(g)		84,323	$4,579,582

Total Investment Companies — 0.3% (Cost: $3,823,884)			4,579,582

Preferred Securities

Preferred Stocks — 0.1%

Banks — 0.0%
Grupo Cibest SA,		24,294	253,757

Chemicals — 0.0%
Braskem SA, Series A, (a)		125,323	241,246

Electric Utilities — 0.1%
Cia Energetica de Minas Gerais,		103,898	196,733
Cia Paranaense de Energia - Copel, Class B,		138,962	310,505

			507,238

Machinery — 0.0%
Marcopolo SA,		364,812	463,071

Metals & Mining — 0.0%
Gerdau SA,		96,697	257,149

Total Preferred Securities — 0.1% (Cost: $1,984,631)			1,722,461

Rights

Food Products — 0.0%
Minerva SA, Expires 06/12/25(a)		28,218	—

Total Rights — 0.0% (Cost: $6,811)			—

		Par (000)

U.S. Government Sponsored Agency Securities

Mortgage-Backed Securities — 7.5%
Fannie Mae Mortgage-Backed Securities
1.50%, 02/01/37 - 04/01/52	USD	2,055	1,563,390
2.00%, 04/01/37 - 11/01/51		23,967	19,238,384
2.50%, 06/01/37 - 07/01/51		6,512	5,386,734
3.00%, 09/01/34 - 04/01/52		1,727	1,541,429
4.00%, 11/01/37 - 08/01/52		1,042	969,079
4.50%, 09/01/52 - 08/01/53		171	163,380
5.00%, 10/01/52 - 01/01/55		2,824	2,741,275
5.50%, 02/01/53 - 05/01/54		1,474	1,465,724
6.00%, 07/01/53 - 08/01/54		2,492	2,522,341
6.50%, 11/01/53 - 08/01/54		1,628	1,694,235
Freddie Mac Mortgage-Backed Securities
1.50%, 03/01/37		145	127,256
2.00%, 05/01/36 - 04/01/37		807	728,992
2.50%, 05/01/37 - 07/01/51		3,790	3,138,738
3.00%, 07/01/38 - 07/01/50		455	425,836
4.00%, 02/01/38 - 02/01/53		985	917,091
4.50%, 08/01/52 - 08/01/53		56	53,627
5.00%, 04/01/53		261	253,858
5.50%, 01/01/53 - 11/01/54		1,864	1,850,884
6.00%, 08/01/53 - 05/01/54		1,373	1,395,817
6.50%, 10/01/53 - 04/01/55		2,056	2,119,642
Ginnie Mae Mortgage-Backed Securities
2.00%, 10/20/51 - 06/15/55(h)		6,143	4,935,565
2.50%, 07/20/51 - 08/20/52		12,155	10,187,305

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) May 31, 2025	BlackRock Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities
3.00%, 11/20/46 - 06/15/55(h)	USD	10,804	$9,427,495
3.50%, 03/20/50 - 06/15/55(h)		6,278	5,607,279
4.00%, 01/20/50 - 09/20/52		5,076	4,671,520
4.50%, 03/20/49 - 06/15/55(h)		4,063	3,848,387
5.00%, 04/20/53 - 06/15/55(h)		2,770	2,689,982
5.50%, 12/20/52 - 06/15/55(h)		2,948	2,930,857
6.00%, 09/20/53 - 06/15/55(h)		1,960	1,981,449
6.50%, 10/20/53 - 06/15/55(h)		1,102	1,126,015
Uniform Mortgage-Backed Securities
1.50%, 06/01/40 - 06/01/55(h)		2,189	1,736,395
2.00%, 06/01/40 - 06/01/55(h)		3,261	2,638,794
2.50%, 06/01/40 - 06/01/55(h)		2,175	1,953,271
3.00%, 06/01/40 - 06/01/55(h)		2,725	2,409,862
3.50%, 06/01/40 - 06/01/55(h)		4,575	4,106,116
4.00%, 06/01/40 - 06/01/55(h)		1,950	1,834,263
4.50%, 06/01/55(h)		2,225	2,098,291
5.00%, 06/01/55(h)		2,250	2,177,676
5.50%, 06/01/55(h)		4,575	4,528,845
6.00%, 06/01/55(h)		3,250	3,281,725
6.50%, 06/01/55(h)		125	128,346

			122,597,150

Total U.S. Government Sponsored Agency Securities — 7.5% (Cost: $130,224,502)			122,597,150

U.S. Treasury Obligations
U.S. Treasury Bonds
1.13%, 05/15/40		23,000	13,972,500
2.25%, 05/15/41 - 02/15/52		46,000	29,252,812
2.38%, 02/15/42		10,000	7,123,828
4.38%, 08/15/43		9,100	8,511,344
4.13%, 08/15/44		1,000	898,633
3.00%, 02/15/47		5,000	3,674,805
3.38%, 11/15/48		2,600	2,010,633
U.S. Treasury Notes
0.25%, 09/30/25		35,630	35,159,294
2.50%, 03/31/27		12,000	11,699,063
1.88%, 02/28/29 - 02/15/32		33,000	29,622,890
2.38%, 05/15/29		16,000	15,105,625
0.63%, 08/15/30		5,000	4,213,672
3.88%, 08/15/34		9,000	8,670,937

Total U.S. Treasury Obligations — 10.3% (Cost: $198,730,026)			169,916,036

Total Long-Term Investments — 94.8% (Cost: $1,322,355,570)			1,555,020,095

		Shares

Short-Term Securities

Money Market Funds — 5.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.46%(g)(i)(j)		1,290,534	1,291,050
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.20%(g)(i)		89,404,974	89,404,974

			90,696,024

Security		Par (000)	Value

U.S. Treasury Obligations(k) — 1.2%
U.S. Treasury Bills
4.27%, 06/03/25	USD	600	$599,930
4.26%, 07/29/25		4,100	4,072,524
4.26%, 07/31/25		145	143,995
4.26%, 08/12/25		2,100	2,082,448
4.32%, 08/14/25		2,700	2,676,786
4.26%, 08/19/25		1,500	1,486,238
4.30%, 08/21/25		7,900	7,825,674
4.32%, 08/26/25		100	99,001
4.29%, 09/09/25		300	296,516
4.29%, 09/23/25		400	394,695

Total U.S. Treasury Obligations — 1.2% (Cost: $19,676,176)			19,677,807

Total Short-Term Securities — 6.7% (Cost: $110,372,200)			110,373,831

Total Investments — 101.5% (Cost: $1,432,727,770)			1,665,393,926

Liabilities in Excess of Other Assets — (1.5)%			(24,291,999)

Net Assets — 100.0%			$1,641,101,927

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $26,292, representing less than 0.05% of its net assets as of period end, and an original cost of $0.

(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	When-issued security.
(g)	Affiliate of the Fund.
(h)	Represents or includes a TBA transaction.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(k)	Rates are discount rates or a range of discount rates as of period end.

16	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) May 31, 2025	BlackRock Balanced Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/24	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/25	Shares Held at 05/31/25	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$1,296,503	(a)	$—	$(5,453)	$—	$1,291,050	1,290,534	$2,403	(b)	$—
BlackRock Liquidity Funds, T-Fund, Institutional Shares	53,822,394	35,582,580	(a)	—	—	—	89,404,974	89,404,974	2,452,111		—
iShares MSCI India ETF	4,434,499	1,541,374		(1,474,629)	(3,501)	81,839	4,579,582	84,323	35,773		—
iShares Russell 1000 Value ETF(c)	34,091,607	—		(35,659,852)	5,230,937	(3,662,692)	—	—	502,674		—

					$5,221,983	$(3,580,853)	$95,275,606		$2,992,961		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
TOPIX Index	176	06/12/25	$33,987	$794,615
U.S. Treasury Bonds (30 Year)	25	09/19/25	2,827	43,445
U.S. Treasury Notes (2 Year)	425	09/30/25	88,191	109,919

				947,979

Short Contracts
S&P/Toronto Stock Exchange 60 Index	15	06/19/25	3,428	(251,978)
Mini MSCI EAFE Index	32	06/20/25	4,167	(150,819)
Mini MSCI Emerging Markets Index	197	06/20/25	11,321	(272,737)
NASDAQ 100 E-Mini Index	118	06/20/25	50,449	(5,799,409)
S&P 500 E-Mini Index	135	06/20/25	39,933	(75,780)
U.S. Treasury Notes (10 Year)	474	09/19/25	52,562	(342,691)
U.S. Ultra Treasury Bonds	897	09/19/25	104,276	(2,445,188)
U.S. Ultra Treasury Notes (10 Year)	25	09/19/25	2,819	(10,529)
U.S. Treasury Notes (5 Year)	222	09/30/25	24,038	(77,396)

				(9,426,527)

				$(8,478,548)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	99,446,595	USD	62,718,978	Morgan Stanley & Co. International PLC	06/18/25	$1,401,238
CAD	20,503,680	USD	14,273,935	Goldman Sachs International	06/18/25	680,412
CAD	22,752,550	USD	16,213,696	Goldman Sachs International	06/18/25	380,863
EUR	5,368,033	JPY	860,588,000	BNP Paribas S.A.	06/18/25	109,227
EUR	3,778,150	JPY	605,702,000	Goldman Sachs International	06/18/25	76,879

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) May 31, 2025	BlackRock Balanced Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	4,902,678,512	USD	33,024,522	Barclays Bank PLC	06/18/25	$1,117,624
JPY	2,362,545,514	USD	16,287,408	Barclays Bank PLC	06/18/25	165,307
JPY	2,494,430,092	USD	17,131,628	Goldman Sachs International	06/18/25	239,529

						$4,171,079

EUR	27,412,480	USD	31,569,939	Barclays Bank PLC	06/18/25	(407,621)
JPY	386,045,000	EUR	2,377,342	Barclays Bank PLC	06/18/25	(14,137)
JPY	9,927,860,610	EUR	62,622,595	BNP Paribas S.A.	06/18/25	(2,051,531)
JPY	386,046,000	USD	2,706,893	Bank of America N.A.	06/18/25	(18,477)
USD	15,951,497	AUD	25,236,636	Goldman Sachs International	06/18/25	(320,338)
USD	15,651,723	AUD	24,482,484	HSBC Bank PLC	06/18/25	(133,857)
USD	2,546,180	AUD	3,986,000	JPMorgan Chase Bank N.A.	06/18/25	(23,874)
USD	456,076	EUR	419,200	JPMorgan Chase Bank N.A.	06/18/25	(20,468)
USD	456,236	GBP	353,700	Barclays Bank PLC	06/18/25	(20,363)
USD	664,122	JPY	96,699,400	JPMorgan Chase Bank N.A.	06/18/25	(9,290)
USD	5,557,370	JPY	812,853,000	JPMorgan Chase Bank N.A.	06/18/25	(103,320)
USD	3,350,542	JPY	485,231,000	Wells Fargo Bank N.A.	06/18/25	(28,596)

						$(3,151,872)

						$1,019,207

OTC Total Return Swaps

						Notional		Upfront Premium	Unrealized
Paid by the Fund		Received by the Fund			Termination	Amount		Paid	Appreciation

Reference	Frequency	Rate	Frequency	Counterparty	Date	(000)	Value	(Received)	(Depreciation)
SOFR plus 0.29%, 4.35%	Quarterly	MSCI All Country World Index	Quarterly	Merrill Lynch International	04/07/26	USD 131,877	$11,276,864	$—	$11,276,864

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$11,276,864	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$794,615	$—	$153,364	$—	$947,979
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	4,171,079	—	—	4,171,079
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	11,276,864	—	—	—	11,276,864

	$—	$—	$12,071,479	$4,171,079	$153,364	$—	$16,395,922

18	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) May 31, 2025	BlackRock Balanced Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$6,550,723	$—	$2,875,804	$—	$9,426,527
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	3,151,872	—	—	3,151,872

	$—	$—	$6,550,723	$3,151,872	$2,875,804	$—	$12,578,399

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2025, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,085,831)	$—	$4,308,245	$—	$3,222,414
Forward foreign currency exchange contracts	—	—	—	(3,663,765)	—	—	(3,663,765)
Swaps	—	(854,593)	(545,611)	—	(172,123)	—	(1,572,327)

	$—	$(854,593)	$(1,631,442)	$(3,663,765)	$4,136,122	$—	$(2,013,678)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(5,035,685)	$—	$(2,924,069)	$—	$(7,959,754)
Forward foreign currency exchange contracts	—	—	—	1,478,508	—	—	1,478,508
Swaps	—	(122,171)	10,474,974	—	—	—	10,352,803

	$—	$(122,171)	$5,439,289	$1,478,508	$(2,924,069)	$—	$3,871,557

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$130,866,623
Average notional value of contracts — short	232,128,600
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	24,253,297
Average amounts sold — in USD	123,000,135
Credit default swaps:
Average notional value — sell protection	9,052,283
Total return swaps:
Average notional value	136,512,403
Interest rate swaps:
Average notional value — receives fixed rate	—(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) May 31, 2025	BlackRock Balanced Fund, Inc.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$354,594	$564,976
Forward foreign currency exchange contracts	4,171,079	3,151,872
Swaps — OTC(a)	11,276,864	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$15,802,537	$3,716,848

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(354,594)	(564,976)

Total derivative assets and liabilities subject to an MNA	$15,447,943	$3,151,872

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/(received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Barclays Bank PLC	$1,282,931	$(442,121)	$—	$—	$840,810
BNP Paribas S.A.	109,227	(109,227)	—	—	—
Goldman Sachs International	1,377,683	(320,338)	—	—	1,057,345
Merrill Lynch International	11,276,864	—	—	(11,276,864)	—
Morgan Stanley & Co. International PLC	1,401,238	—	—	—	1,401,238

	$15,447,943	$(871,686)	$—	$(11,276,864)	$3,299,393

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)(e)
Bank of America N.A.	$18,477	$—	$—	$—	$18,477
Barclays Bank PLC	442,121	(442,121)	—	—	—
BNP Paribas S.A.	2,051,531	(109,227)	—	—	1,942,304
Goldman Sachs International	320,338	(320,338)	—	—	—
HSBC Bank PLC	133,857	—	—	—	133,857
JPMorgan Chase Bank N.A.	156,952	—	—	—	156,952
Wells Fargo Bank N.A.	28,596	—	—	—	28,596

	$3,151,872	$(871,686)	$—	$—	$2,280,186

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

20	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) May 31, 2025	BlackRock Balanced Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$5,835,956	$8,420,441	$—	$14,256,397
Air Freight & Logistics	7,754,043	570,982	—	8,325,025
Automobile Components	5,965,498	233,509	—	6,199,007
Automobiles	9,694,990	2,767,074	—	12,462,064
Banks	35,070,337	39,420,940	—	74,491,277
Beverages	3,074,600	2,274,610	—	5,349,210
Biotechnology	11,689,168	2,792,434	—	14,481,602
Broadline Retail	28,794,179	5,597,682	—	34,391,861
Building Products	1,837,521	87,033	—	1,924,554
Capital Markets	36,350,459	5,235,987	—	41,586,446
Chemicals	2,703,917	8,415,380	—	11,119,297
Commercial Services & Supplies	1,000,604	122,547	—	1,123,151
Communications Equipment	5,325,172	5,140,257	—	10,465,429
Construction & Engineering	10,773,256	5,613,868	—	16,387,124
Construction Materials	17,301	68,768	—	86,069
Consumer Finance	9,980,470	—	—	9,980,470
Consumer Staples Distribution & Retail	15,703,992	5,057,670	—	20,761,662
Containers & Packaging	2,188,966	—	—	2,188,966
Diversified REITs	—	62,309	—	62,309
Diversified Telecommunication Services	5,337,001	9,513,202	—	14,850,203
Electric Utilities	5,754,813	4,498,308	—	10,253,121
Electrical Equipment	7,207,691	13,631,495	—	20,839,186
Electronic Equipment, Instruments & Components	2,974,034	4,211,690	—	7,185,724
Energy Equipment & Services	2,562,400	—	—	2,562,400
Entertainment	8,086,410	113,457	—	8,199,867
Financial Services	12,864,078	1,991,426	—	14,855,504
Food Products	4,626,406	7,747,278	—	12,373,684
Gas Utilities	—	120,521	—	120,521
Ground Transportation	4,139,612	—	—	4,139,612
Health Care Equipment & Supplies	10,456,798	73,675	—	10,530,473
Health Care Providers & Services	11,563,003	778,496	—	12,341,499
Health Care REITs	503,698	—	—	503,698
Health Care Technology	1,420,715	132,348	—	1,553,063
Hotel & Resort REITs	124	—	—	124
Hotels, Restaurants & Leisure	15,774,682	3,279,831	—	19,054,513
Household Durables	3,266,614	5,134,813	—	8,401,427
Household Products	6,350,035	1,058,087	—	7,408,122
Independent Power and Renewable Electricity Producers	821,484	195,880	—	1,017,364
Industrial Conglomerates	6,720,086	3,837,857	—	10,557,943
Industrial REITs	541,588	—	—	541,588
Insurance	22,540,591	18,414,233	—	40,954,824
Interactive Media & Services	39,555,654	12,588,605	—	52,144,259
IT Services	7,028,404	132,790	—	7,161,194
Life Sciences Tools & Services	2,696,127	—	—	2,696,127
Machinery	708,450	5,348,167	—	6,056,617
Marine Transportation	—	2,525,190	—	2,525,190
Media	3,901,709	2,915,631	—	6,817,340
Metals & Mining	10,801,862	3,302,115	—	14,103,977
Multi-Utilities	1,500,581	7,329,426	—	8,830,007
Oil, Gas & Consumable Fuels	15,629,578	10,839,643	—	26,469,221
Passenger Airlines	4,190,382	1,687,427	—	5,877,809
Personal Care Products	245,644	—	—	245,644
Pharmaceuticals	24,172,764	23,416,293	—	47,589,057

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) May 31, 2025	BlackRock Balanced Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Professional Services	$7,560,499	$8,444,418	$—	$16,004,917
Real Estate Management & Development	3,182,206	3,628,925	—	6,811,131
Retail REITs	5,610,861	180,491	—	5,791,352
Semiconductors & Semiconductor Equipment	60,531,018	21,185,626	—	81,716,644
Software	72,443,138	7,973,931	—	80,417,069
Specialized REITs	3,999,983	—	—	3,999,983
Specialty Retail	12,470,399	1,603,375	—	14,073,774
Technology Hardware, Storage & Peripherals	41,695,322	4,574,915	—	46,270,237
Textiles, Apparel & Luxury Goods	—	988,357	—	988,357
Tobacco	5,295,441	678,624	—	5,974,065
Trading Companies & Distributors	634,454	539,785	—	1,174,239
Water Utilities	76,858	734,749	—	811,607
Wireless Telecommunication Services	—	3,822,626	—	3,822,626
Corporate Bonds	—	312,806,163	—	312,806,163
Foreign Government Obligations	—	1,139,880	—	1,139,880
Investment Companies	4,579,582	—	—	4,579,582
Preferred Securities	1,722,461	—	—	1,722,461
Rights	—	—	—	—
U.S. Government Sponsored Agency Securities	—	122,597,150	—	122,597,150
U.S. Treasury Obligations	—	169,916,036	—	169,916,036
Short-Term Securities
Money Market Funds	90,696,024	—	—	90,696,024
U.S. Treasury Obligations	—	19,677,807	—	19,677,807

	$748,201,693	$917,192,233	$—	$1,665,393,926

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$12,071,479	$—	$12,071,479
Foreign Currency Exchange Contracts	—	4,171,079	—	4,171,079
Interest Rate Contracts	153,364	—	—	153,364
Liabilities
Equity Contracts	(6,550,723)	—	—	(6,550,723)
Foreign Currency Exchange Contracts	—	(3,151,872)	—	(3,151,872)
Interest Rate Contracts	(2,875,804)	—	—	(2,875,804)

	$(9,273,163)	$13,090,686	$—	$3,817,523

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statement of Assets and Liabilities

May 31, 2025

BlackRock Balanced Fund, Inc.

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,570,118,320
Investments, at value — affiliated(c)	95,275,606
Cash pledged:
Collateral — TBA commitments	270,000
Futures contracts	15,446,991
Foreign currency, at value(d)	3,351,351
Receivables:
Investments sold	14,740,078
Securities lending income — affiliated	171
Capital shares sold	471,602
Dividends — unaffiliated	2,541,080
Dividends — affiliated	277,004
Interest — unaffiliated	4,594,619
Variation margin on futures contracts	354,594
Unrealized appreciation on:
Forward foreign currency exchange contracts	4,171,079
OTC swaps	11,276,864
Prepaid expenses	45,011

Total assets	1,722,934,370

LIABILITIES
Cash received:
Collateral — OTC derivatives	11,430,000
Collateral on securities loaned	1,291,050
Payables:
Investments purchased	62,532,290
Capital shares redeemed	1,577,158
Investment advisory fees	567,586
Directors’ and Officer’s fees	3,771
Other accrued expenses	391,027
Other affiliate fees	20,199
Professional fees	39,925
Service and distribution fees	262,589
Variation margin on futures contracts	564,976
Unrealized depreciation on forward foreign currency exchange contracts	3,151,872

Total liabilities	81,832,443

Commitments and contingent liabilities

NET ASSETS	$1,641,101,927

NET ASSETS CONSIST OF:
Paid-in capital	$1,357,559,349
Accumulated earnings	283,542,578

NET ASSETS	$1,641,101,927

(a) Investments, at cost — unaffiliated	$1,338,207,862
(b) Securities loaned, at value	$1,267,656
(c) Investments, at cost — affiliated	$94,519,908
(d) Foreign currency, at cost	$3,304,770

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S	23

Statement of Assets and Liabilities (continued)

May 31, 2025

BlackRock Balanced Fund, Inc.

NET ASSET VALUE

Institutional
Net assets	$552,460,945

Shares outstanding	20,463,262

Net asset value	$27.00

Shares authorized	400 million

Par value	$0.10

Investor A
Net assets	$908,272,188

Shares outstanding	33,874,315

Net asset value	$26.81

Shares authorized	200 million

Par value	$0.10

Investor C
Net assets	$79,597,249

Shares outstanding	3,708,582

Net asset value	$21.46

Shares authorized	200 million

Par value	$0.10

Class K
Net assets	$89,184,466

Shares outstanding	3,303,013

Net asset value	$27.00

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$11,587,079

Shares outstanding	491,168

Net asset value	$23.59

Shares authorized	500 million

Par value	$0.10

See notes to financial statements.

24	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statement of Operations

Year Ended May 31, 2025

BlackRock Balanced Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$16,548,437
Dividends — affiliated	2,990,558
Interest — unaffiliated	29,494,493
Securities lending income — affiliated — net	2,403
Foreign taxes withheld	(905,840)
Foreign withholding tax claims	59,547

Total investment income	48,189,598

EXPENSES
Investment advisory	6,802,412
Service and distribution — class specific	3,161,227
Transfer agent — class specific	1,081,622
Professional	198,308
Custodian	164,347
Accounting services	125,466
Registration	108,961
Printing and postage	40,921
Directors and Officer	20,004
Miscellaneous	78,888

Total expenses excluding interest expense	11,782,156
Interest expense	60,082

Total expenses	11,842,238

Less:
Fees waived and/or reimbursed by the Manager	(142,987)

Total expenses after fees waived and/or reimbursed	11,699,251

Net investment income	36,490,347

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	94,271,830
Investments — affiliated	5,221,983
Futures contracts	3,222,414
Forward foreign currency exchange contracts	(3,663,765)
Foreign currency transactions	20,421
Swaps	(1,572,327)

97,500,556

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	17,561,743
Investments — affiliated	(3,580,853)
Futures contracts	(7,959,754)
Forward foreign currency exchange contracts	1,478,508
Foreign currency translations	147,342
Swaps	10,352,803

17,999,789

Net realized and unrealized gain	115,500,345

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$151,990,692

See notes to financial statements.

S T A T E M E N T O F O P E R A T I O N S	25

Statements of Changes in Net Assets

	BlackRock Balanced Fund, Inc.
	Year Ended 05/31/25	Year Ended 05/31/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$36,490,347	$33,692,856
Net realized gain	97,500,556	78,231,283
Net change in unrealized appreciation (depreciation)	17,999,789	131,005,997

Net increase in net assets resulting from operations	151,990,692	242,930,136

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(39,321,109)	(15,411,005)
Investor A	(64,441,233)	(23,335,288)
Investor C	(6,858,703)	(1,923,575)
Class K	(6,300,512)	(2,398,384)
Class R	(894,629)	(266,189)

Decrease in net assets resulting from distributions to shareholders	(117,816,186)	(43,334,441)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	5,280,248	(103,006,088)

NET ASSETS
Total increase in net assets	39,454,754	96,589,607
Beginning of year	1,601,647,173	1,505,057,566

End of year	$1,641,101,927	$1,601,647,173

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Balanced Fund, Inc.
	Institutional

	Year Ended 05/31/25		Year Ended 05/31/24		Year Ended 05/31/23		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20

Net asset value, beginning of period	$26.44		$23.22		$23.94		$28.28		$24.89		$23.32

Net investment income(a)	0.65		0.58		0.53		0.19		0.23		0.33
Net realized and unrealized gain (loss)	1.90		3.38		(0.40)		(1.27)		4.22		2.47

Net increase (decrease) from investment operations	2.55		3.96		0.13		(1.08)		4.45		2.80

Distributions(b)
From net investment income	(1.09)		(0.74)		(0.13)		(0.11)		(0.24)		(0.37)
From net realized gain	(0.90)		—		(0.72)		(3.15)		(0.82)		(0.86)

Total distributions	(1.99)		(0.74)		(0.85)		(3.26)		(1.06)		(1.23)

Net asset value, end of period	$27.00		$26.44		$23.22		$23.94		$28.28		$24.89

Total Return(c)
Based on net asset value	10.00%		17.39%		0.83%		(4.88	)%(d)	18.30%		12.35%

Ratios to Average Net Assets(e)
Total expenses	0.54%		0.55%		0.55%		0.71	%(f)(g)	0.75	%(h)	0.78	%(i)

Total expenses after fees waived and/or reimbursed	0.53%		0.53%		0.54%		0.50	%(f)(g)	0.50	%(h)	0.52	%(i)

Net investment income	2.44%		2.40%		2.34%		1.08	%(f)(g)	0.85	%(h)	1.42	%(i)

Supplemental Data
Net assets, end of period (000)	$552,461		$525,217		$490,719		$554,201		$666,819		$568,977

Portfolio turnover rate of the Fund	101	%(j)	127	%(j)	152	%(j)	296	%(k)	—	%(k)	—	%(k)

Portfolio turnover rate of the Master Total Return Portfolio(j)	N/A		N/A		N/A		N/A		459%		556%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		N/A		N/A		111%		99%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Advantage Large Cap Core Portfolio and the Master Total Return Portfolio (the “Master Portfolios”) as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(h)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 05/31/25	Year Ended 05/31/24	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20
Portfolio turnover rate	79%	99%	117%	N/A	161%	274%

(k)	Excludes transactions in the Master Portfolios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Fund, Inc. (continued)
	Investor A

	Year Ended 05/31/25		Year Ended 05/31/24		Year Ended 05/31/23		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20

Net asset value, beginning of period	$26.27		$23.05		$23.79		$28.14		$24.78		$23.22

Net investment income(a)	0.58		0.52		0.47		0.15		0.16		0.27
Net realized and unrealized gain (loss)	1.88		3.35		(0.38)		(1.27)		4.20		2.46

Net increase (decrease) from investment operations	2.46		3.87		0.09		(1.12)		4.36		2.73

Distributions(b)
From net investment income	(1.02)		(0.65)		(0.11)		(0.08)		(0.18)		(0.31)
From net realized gain	(0.90)		—		(0.72)		(3.15)		(0.82)		(0.86)

Total distributions	(1.92)		(0.65)		(0.83)		(3.23)		(1.00)		(1.17)

Net asset value, end of period	$26.81		$26.27		$23.05		$23.79		$28.14		$24.78

Total Return(c)
Based on net asset value	9.71%		17.07%		0.63%		(5.06	)%(d)	17.98%		12.08%

Ratios to Average Net Assets(e)
Total expenses	0.78%		0.80%		0.80%		0.95	%(f)(g)	1.01	%(h)	1.04	%(i)

Total expenses after fees waived and/or reimbursed	0.77%		0.78%		0.79%		0.75	%(f)(g)	0.76	%(h)	0.79	%(i)

Net investment income	2.19%		2.15%		2.09%		0.84	%(f)(g)	0.59	%(h)	1.15	%(i)

Supplemental Data
Net assets, end of period (000)	$908,272		$899,668		$844,573		$922,198		$952,967		$737,708

Portfolio turnover rate of the Fund	101	%(j)	127	%(j)	152	%(j)	296	%(k)	—	%(k)	—	%(k)

Portfolio turnover rate of the Master Total Return Portfolio(j)	N/A		N/A		N/A		N/A		459%		556%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		N/A		N/A		111%		99%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(h)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended 05/31/25	Year Ended 05/31/24	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20
Portfolio turnover rate	79%	99%	117%	N/A	161%	274%

(k)	Excludes transactions in the Master Portfolios.

See notes to financial statements.

28	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Fund, Inc. (continued)
	Investor C

	Year Ended 05/31/25		Year Ended 05/31/24		Year Ended 05/31/23		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20

Net asset value, beginning of period	$21.40		$18.82		$19.67		$23.81		$21.15		$20.00

Net investment income (loss)(a)	0.30		0.27		0.24		0.01		(0.04)		0.08
Net realized and unrealized gain (loss)	1.52		2.73		(0.33)		(1.01)		3.57		2.10

Net increase (decrease) from investment operations	1.82		3.00		(0.09)		(1.00)		3.53		2.18

Distributions(b)
From net investment income	(0.86)		(0.42)		(0.04)		—		(0.05)		(0.17)
From net realized gain	(0.90)		—		(0.72)		(3.14)		(0.82)		(0.86)

Total distributions	(1.76)		(0.42)		(0.76)		(3.14)		(0.87)		(1.03)

Net asset value, end of period	$21.46		$21.40		$18.82		$19.67		$23.81		$21.15

Total Return(c)
Based on net asset value	8.85%		16.16%		(0.18)%		(5.49	)%(d)	17.07%		11.20%

Ratios to Average Net Assets(e)
Total expenses	1.56%		1.57%		1.56%		1.72	%(f)(g)	1.78	%(h)	1.80	%(i)

Total expenses after fees waived and/or reimbursed	1.55%		1.56%		1.55%		1.52	%(f)(g)	1.52	%(h)	1.55	%(i)

Net investment income (loss)	1.42%		1.37%		1.33%		0.07	%(f)(g)	(0.17	)%(h)	0.41	%(i)

Supplemental Data
Net assets, end of period (000)	$79,597		$87,312		$88,603		$110,628		$134,700		$126,159

Portfolio turnover rate of the Fund	101	%(j)	127	%(j)	152	%(j)	296	%(k)	—	%(k)	—	%(k)

Portfolio turnover rate of the Master Total Return Portfolio(j)	N/A		N/A		N/A		N/A		459%		556%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		N/A		N/A		111%		99%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(h)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended 05/31/25	Year Ended 05/31/24	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20
Portfolio turnover rate	79%	99%	117%	N/A	161%	274%

(k)	Excludes transactions in the Master Portfolios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Fund, Inc. (continued)
	Class K

	Year Ended 05/31/25		Year Ended 05/31/24		Year Ended 05/31/23		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20

Net asset value, beginning of period	$26.44		$23.23		$23.94		$28.28		$24.89		$23.32

Net investment income(a)	0.67		0.60		0.54		0.20		0.25		0.34
Net realized and unrealized gain (loss)	1.89		3.38		(0.39)		(1.27)		4.22		2.47

Net increase (decrease) from investment operations	2.56		3.98		0.15		(1.07)		4.47		2.81

Distributions(b)
From net investment income	(1.10)		(0.77)		(0.14)		(0.12)		(0.26)		(0.38)
From net realized gain	(0.90)		—		(0.72)		(3.15)		(0.82)		(0.86)

Total distributions	(2.00)		(0.77)		(0.86)		(3.27)		(1.08)		(1.24)

Net asset value, end of period	$27.00		$26.44		$23.23		$23.94		$28.28		$24.89

Total Return(c)
Based on net asset value	10.07%		17.46%		0.91%		(4.84	)%(d)	18.36%		12.42%

Ratios to Average Net Assets(e)
Total expenses	0.47%		0.48%		0.49%		0.64	%(f)(g)	0.69	%(h)	0.72	%(i)

Total expenses after fees waived and/or reimbursed	0.46%		0.47%		0.47%		0.44	%(f)(g)	0.44	%(h)	0.46	%(i)

Net investment income	2.50%		2.47%		2.41%		1.15	%(f)(g)	0.90	%(h)	1.47	%(i)

Supplemental Data
Net assets, end of period (000)	$89,184		$78,010		$70,918		$70,740		$72,222		$36,970

Portfolio turnover rate of the Fund	101	%(j)	127	%(j)	152	%(j)	296	%(k)	—	%(k)	—	%(k)

Portfolio turnover rate of the Master Total Return Portfolio(j)	N/A		N/A		N/A		N/A		459%		556%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		N/A		N/A		111%		99%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(h)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended 05/31/25	Year Ended 05/31/24	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20
Portfolio turnover rate	79%	99%	117%	N/A	161%	274%

(k)	Excludes transactions in the Master Portfolios.

See notes to financial statements.

30	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Fund, Inc. (continued)
	Class R

	Year Ended 05/31/25		Year Ended 05/31/24		Year Ended 05/31/23		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20

Net asset value, beginning of period	$23.34		$20.52		$21.32		$25.55		$22.59		$21.27

Net investment income(a)	0.42		0.38		0.34		0.07		0.05		0.17
Net realized and unrealized gain (loss)	1.67		2.97		(0.35)		(1.12)		3.83		2.24

Net increase (decrease) from investment operations	2.09		3.35		(0.01)		(1.05)		3.88		2.41

Distributions(b)
From net investment income	(0.94)		(0.53)		(0.07)		(0.03)		(0.10)		(0.23)
From net realized gain	(0.90)		—		(0.72)		(3.15)		(0.82)		(0.86)

Total distributions	(1.84)		(0.53)		(0.79)		(3.18)		(0.92)		(1.09)

Net asset value, end of period	$23.59		$23.34		$20.52		$21.32		$25.55		$22.59

Total Return(c)
Based on net asset value	9.30%		16.60%		0.24%		(5.32	)%(d)	17.56%		11.67%

Ratios to Average Net Assets(e)
Total expenses	1.17%		1.19%		1.19%		1.35	%(f)(g)	1.39	%(h)	1.40	%(i)

Total expenses after fees waived and/or reimbursed	1.16%		1.18%		1.18%		1.14	%(f)(g)	1.13	%(h)	1.15	%(i)

Net investment income	1.78%		1.75%		1.71%		0.44	%(f)(g)	0.21	%(h)	0.82	%(i)

Supplemental Data
Net assets, end of period (000)	$11,587		$11,440		$10,245		$11,061		$13,132		$11,840

Portfolio turnover rate of the Fund	101	%(j)	127	%(j)	152	%(j)	296	%(k)	—	%(k)	—	%(k)

Portfolio turnover rate of the Master Total Return Portfolio(j)	N/A		N/A		N/A		N/A		459%		556%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		N/A		N/A		111%		99%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(h)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Year Ended 05/31/25	Year Ended 05/31/24	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20
Portfolio turnover rate	79%	99%	117%	N/A	161%	274%

(k)	Excludes transactions in the Master Portfolios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Notes to Financial Statements

1. ORGANIZATION

BlackRock Balanced Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Fund is referred to throughout this report as the “Board” and the members are referred to as “Directors.”

On November 19, 2024, the Board approved a proposal to change the name of the Fund to BlackRock Balanced Fund, Inc. and certain changes to the Fund’s investment strategy and investment process. The changes to the Fund’s investment strategy and process removed requirements that the Fund seek to maintain certain ESG characteristics and utilize ESG screening criteria to determine eligible investments. These changes became effective on March 3, 2025.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2025, if any, are disclosed in the Statement of Assets and Liabilities.

32	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

Consistent with U.S. GAAP accrual requirements for uncertain tax positions, the Fund recognizes tax reclaims when the Fund determines that it is more likely than not that the Fund will sustain its position that it is due the reclaim.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances. For financial reporting purposes, custodian credits, if any, are included in interest income in the Statement of Operations.

Segment Reporting: The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.

The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM’) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s net asset value (“NAV”).

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (continued)

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Interest rate, credit default, inflation and currency swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate market data and discounted cash flows. Total return and equity swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using models that incorporate market trades and fair value of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

•

Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and

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Notes to Financial Statements (continued)

perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Fund to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statement of Assets and Liabilities and Statement of Operations.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

J.P. Morgan Securities LLC	$979,296	$(979,296)	$—		$—
Morgan Stanley	288,360	(288,360)	—		—

	$1,267,656	$(1,267,656)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

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Notes to Financial Statements (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $250 million	0.500%
$250 million — $300 million	0.450
$300 million — $400 million	0.425
Greater than $400 million	0.400

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2025, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total

Service and distribution — class specific	$2,261,127	$842,193	$57,907	$3,161,227

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2025, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2025, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$16,731	$31,918	$6,290	$256	$138	$55,333

For the year ended May 31, 2025, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Transfer agent — class specific	$373,094	$603,704	$77,968	$3,167	$23,689	$1,081,622

Other Fees: For the year ended May 31, 2025, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $14,024

For the year ended May 31, 2025, affiliates received CDSCs as follows:

Share Class	Amounts

Investor A	$15,368
Investor C	6,049

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2025, the amount waived was $41,058.

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Notes to Financial Statements (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2025, the Manager waived $101,929 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional, managed by the Manager or its affiliates. However, BIM has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been reinvested may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, the money market fund will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. The money market fund will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If the money market fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds specified thresholds, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended May 31, 2025, the Fund paid BIM $510 for securities lending agent services.

Interfund Lending: Prior to March 3, 2025, in accordance with an exemptive order (the “Order”) from the SEC, the Fund could participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. Effective March 3, 2025, the Interfund Lending Program was not renewed but remains available for renewal in the future.

During the period ended March 3, 2025, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended May 31, 2025, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain

$ 143,516,459	$163,898,825	$24,456,628

7. PURCHASES AND SALES

For the year ended May 31, 2025, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales

U.S. Government Securities	$622,109,184	$612,931,668
Other Securities	961,250,661	1,085,996,177

For the year ended May 31, 2025, purchases and sales related to mortgage dollar rolls were $349,132,164 and $349,125,086, respectively.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (continued)

8. INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of date of these financial statements, all of which are subject to change, possibly with retroactive effect which may impact the Fund’s NAV.

The tax character of distributions paid was as follows:

	Year Ended 05/31/25	Year Ended 05/31/24

Ordinary income	$77,592,334	$43,334,441
Long-term capital gains	40,223,852	—

	$117,816,186	$43,334,441

As of May 31, 2025, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)(a)	Total

BlackRock Balanced Fund, Inc.	$34,508,129	$37,577,643	$211,456,806	$283,542,578

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and future contracts, the accounting for swap agreements, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the tax deferral of losses on straddles.

As of May 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Balanced Fund, Inc.	$1,448,123,932	$295,318,831	$(78,048,837)	$217,269,994

9. BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2026 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2025, the Fund did not borrow under the credit agreement.

10. PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.

40	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Fund’s performance.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements (continued)

11. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/25		Year Ended 05/31/24

Share Class	Shares	Amount	Shares	Amount

Institutional

Shares sold	2,476,045	$65,542,029	2,981,253	$72,426,963

Shares issued in reinvestment of distributions	1,277,007	33,423,084	541,494	13,048,496

Shares redeemed	(3,153,880)	(84,092,740)	(4,788,283)	(115,528,719)

	599,172	$14,872,373	(1,265,536)	$(30,053,260)

Investor A

Shares sold and automatic conversion of shares	2,766,924	$73,383,690	3,531,862	$85,420,410

Shares issued in reinvestment of distributions	2,304,849	59,975,831	904,804	21,680,316

Shares redeemed	(5,443,380)	(144,204,959)	(6,835,721)	(164,976,876)

	(371,607)	$(10,845,438)	(2,399,055)	$(57,876,150)

Investor C

Shares sold	571,587	$12,225,033	709,712	$14,002,508

Shares issued in reinvestment of distributions	319,931	6,713,872	94,866	1,856,384

Shares redeemed and automatic conversion of shares	(1,262,774)	(27,032,704)	(1,432,920)	(28,215,725)

	(371,256)	$(8,093,799)	(628,342)	$(12,356,833)

Class K

Shares sold	983,995	$26,245,838	930,400	$22,468,177

Shares issued in reinvestment of distributions	240,072	6,283,551	99,252	2,391,892

Shares redeemed	(871,121)	(23,207,911)	(1,131,893)	(27,423,977)

	352,946	$9,321,478	(102,241)	$(2,563,908)

Class R

Shares sold	81,454	$1,914,437	113,342	$2,444,057

Shares issued in reinvestment of distributions	38,922	894,628	12,480	266,188

Shares redeemed	(119,292)	(2,783,431)	(135,038)	(2,866,182)

	1,084	$25,634	(9,216)	$(155,937)

	210,339	$5,280,248	(4,404,390)	$(103,006,088)

As of May 31, 2025, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 8,471 Class K Shares of the Fund.

12. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of BlackRock Balanced Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Balanced Fund, Inc. (formerly BlackRock Sustainable Balanced Fund, Inc.) (the “Fund”), including the schedule of investments, as of May 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, for the period from October 1, 2021 through May 31, 2022, and for each of the two years in the period ended September 30, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, for the period from October 1, 2021 through May 31, 2022, and for each of the two years in the period ended September 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2025, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

July 22, 2025

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	43

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2025:

Fund Name	Qualified Dividend Income

BlackRock Balanced Fund, Inc.	$ 16,231,061

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended May 31, 2025:

Fund Name	Qualified Business Income

BlackRock Balanced Fund, Inc.	$ 161,035

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended May 31, 2025:

Fund Name	20% Rate Long-Term Capital Gain Dividends

BlackRock Balanced Fund, Inc.	$ 40,223,852

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended May 31, 2025:

Fund Name	Federal Obligation Interest

BlackRock Balanced Fund, Inc.	$ 6,428,421

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended May 31, 2025 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Balanced Fund, Inc.	10.22%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended May 31, 2025:

Fund Name	Interest Dividends

BlackRock Balanced Fund, Inc.	$ 25,309,513

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2025:

Fund Name	Interest-Related Dividends	Qualified Short-Term Capital Gains

BlackRock Balanced Fund, Inc.	$22,082,298	$ 14,423,882

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Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board”, the members of which are referred to as “Board Members”) of BlackRock Balanced Fund, Inc. (the “Fund”) met on April 22, 2025 (the “April Meeting”) and May 20–21, 2025 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board Members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board Members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, as well as numerous ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also held the April Meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting, and such responses were reviewed by the Board Members.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	45

Disclosure of Investment Advisory Agreement (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of certain trading, portfolio management, operations and/or information systems owned by BlackRock; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board also considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. The Board was provided with Fund performance reporting and analysis, relative to applicable performance metrics, by BlackRock throughout the year and at the April meeting. In preparation for the April Meeting, the Board was also provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2024, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance. The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, second and first quartiles, respectively, against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board also noted that while it found the expense comparison provided by Broadridge generally useful, it recognized that the comparison is subject to Broadridge’s defined peer selection criteria and methodology. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2024 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory

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Disclosure of Investment Advisory Agreement (continued)

products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized the limitations of calculating and comparing profitability at the individual fund level.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of BlackRock’s technology business, BlackRock’s expense management, and the relative product mix. The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below certain contractually specified levels.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit the Fund in a variety of ways as the assets of the Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, unitary fee structure, fee waivers, and/or expense caps, as applicable. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the mutual fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2026. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	47

Additional Information

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Directors, Officers, and Others

Compensation to the independent directors/trustees of the Fund is paid by the Fund.

General Information

Quarterly performance, shareholder reports, semi-annual and annual financial statements, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information (continued)

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02110

Distributor

BlackRock Investments, LLC

New York, NY 10001

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	49

Glossary of Terms Used in these Financial Statements

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

USD	United States Dollar
Portfolio Abbreviation

ADR	American Depositary Receipt

DAC	Designated Activity Co.

ETF	Exchange-Traded Fund

LP	Limited Partnership

MTN	Medium-Term Note

NVS	Non-Voting Shares

OTC	Over-the-Counter

PIK	Payment-in-Kind

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

TA	Tax Allocation

TOPIX	Tokyo Stock Price Index

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THIS PAGE INTENTIONALLY LEFT BLANK.

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – See Item 7

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – See Item 7

Item 10	– Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – See Item 7

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – See Item 7

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16	– Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Balanced Fund, Inc. (formerly BlackRock Sustainable Balanced Fund, Inc.)

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Fund, Inc. (formerly BlackRock Sustainable Balanced Fund, Inc.)

Date: July 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Fund, Inc. (formerly BlackRock Sustainable Balanced Fund, Inc.)

Date: July 22, 2025

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Balanced Fund, Inc. (formerly BlackRock Sustainable Balanced Fund, Inc.)

Date: July 22, 2025